As filed with the Securities and Exchange Commission on July 13, 2020

File No. [ ]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

(    ) Pre-Effective Amendment No.

(    ) Post-Effective Amendment No.

GREAT-WEST FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Registrant’s Telephone Number, including Area Code (866) 831-7129

Jonathan D. Kreider

President and Chief Executive Officer

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

Copy to:

Ryan L. Logsdon

Vice President, Counsel & Secretary

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Common Stock (par value $0.10 per share) of the Registrant.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed this filing will become effective on August 14, 2020 pursuant to Rule 488.

Dear Shareholder,

We wish to provide you with important information concerning your investment in the Great-West Invesco Small Cap Value Fund (the “Target Fund”), a series of Great-West Funds, Inc. (“Great-West Funds”). The Board of Directors of Great-West Funds (the “Board”) has approved the reorganization of the Target Fund into the Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) (the “Acquiring Fund”), also a series of Great-West Funds (the “Reorganization”). As a result, effective on or about October 23, 2020, shareholders of the Target Fund will become shareholders of the Acquiring Fund.

The Target Fund and the Acquiring Fund (each a “Fund” or collectively the “Funds”) share a common investment adviser, Great-West Capital Management, LLC. The Target Fund’s investment objectives are identical, and its investment strategies and investment risks are substantially similar, to those of the Acquiring Fund. The Acquiring Fund’s current investment advisory fee is 0.71% of net assets, which is nine (9) basis points less than the Target Fund’s current investment advisory fee of 0.80% of net assets. Each share class of the Target Fund and Acquiring Fund has identical shareholder services fees (0.35% for Investor Class). Additionally, as of December 31, 2019, the Acquiring Fund has lower operating expenses than the Target Fund. As a result, shareholders of the Target Fund will pay a lower total expense ratio upon effectiveness of the Reorganization.

The Reorganization is intended to be a tax-free reorganization for federal income tax purposes, and the closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss as a direct result of this Reorganization.

Detailed information about the Agreement and Plan of Reorganization (the “Agreement”) and the reasons for the Board’s approval of the Agreement are contained in the enclosed materials.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION. You will automatically receive shares of the Acquiring Fund in exchange for your shares of the Target Fund on or about October 23, 2020. If you have any questions, please contact us at (866) 831-7129.

If you have any questions after considering the enclosed materials, please call.

Sincerely,

Jonathan D. Kreider
President & Chief Executive Officer
Great-West Funds, Inc.

Important Information for Great-West Invesco Small Cap Value Fund Shareholders

The enclosed Information Statement/Prospectus describes the contemplated reorganization of the Great-West Invesco Small Cap Value Fund (the “Target Fund”), a series of Great-West Funds, Inc. (“Great-West Funds”), into the Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) (the “Acquiring Fund”), also a series of Great-West Funds (the “Reorganization”). The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” or individually as a “Fund.”

Although we recommend that you read the complete Information Statement/Prospectus, for your convenience, we have provided the following brief overview of the Reorganization. Please refer to the more complete information about the Reorganization contained in the Information Statement/Prospectus.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO EFFECT THE REORGANIZATION. YOU ARE NOT ASKED TO RETURN A PROXY OR TO TAKE ANY OTHER ACTION AT THIS TIME.

Q.	Why am I receiving this Information Statement/Prospectus?

A.

You are receiving this Information Statement/Prospectus because you are invested in the Target Fund through an insurance company separate account for certain variable annuity contracts and variable life insurance policies, an individual retirement account, or a qualified retirement plan (collectively, “Permitted Accounts”).

Q.	What will happen on the effective date of the Reorganization?

A.

As of the close of business on the effective date of the Reorganization, investments in the Institutional Class and Investor Class shares of the Target Fund will automatically become investments in the corresponding Institutional Class or Investor Class shares of the Acquiring Fund. The total net asset value of the shares of the Acquiring Fund that you receive on the effective date will be equal to your investment in the Target Fund. You will not incur any fees or charges or any federal income tax liability as a direct result of the Reorganization. It is currently anticipated that the Reorganization will take effect on or about October 23, 2020.

Q.	Why has this Reorganization been proposed for the Target Fund?

A.

At meetings held on June 10-11, 2020, the Board of Directors of Great-West Funds (the “Board”) considered the Reorganization upon the recommendation of Great-West Capital Management, LLC (“GWCM”), both Funds’ investment adviser. GWCM believes the Reorganization will benefit the Target Fund and its shareholders by, among other things, allowing the reorganization of the Target Fund into a fund with identical investment objectives, substantially similar investment strategies and risks, similar performance, and a lower total expense ratio. The Board concluded the Reorganization is in the best interests of the Target Fund and its shareholders, and the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. In reaching this conclusion, the Board considered a number of factors, which are discussed in greater detail in the enclosed materials.

Q.	How do the fees and expenses compare?

A.

The Acquiring Fund’s current investment advisory fee is 0.71% of net assets, which is nine (9) basis points less than the Target Fund’s current investment advisory fee of 0.80% of net assets. Each share class of the Target Fund and Acquiring Fund has identical shareholder services fees (0.35% for Investor Class). Additionally, as of December 31, 2019, the Acquiring Fund has lower operating expenses (i.e., the “Other Expenses” listed in the fee table in the section entitled “Fees and Expenses” below) than the Target Fund.

As a result, shareholders of the Target Fund will pay a lower total expense ratio when the Reorganization takes effect. For details on fees and expenses, please see the section entitled “Fees and Expenses” of the Information Statement/Prospectus.

Q.	Will you receive new shares in exchange for your current shares?

A.

Yes. As part of the Reorganization, you will receive shares of the corresponding class of the Acquiring Fund in an amount equal to the total net asset value of the Target Fund shares that you surrender in the Reorganization, determined in each case as of the close of trading on the effective date of the Reorganization.

Q.	Will I have to pay federal income taxes as a result of the Reorganization?

A.

No. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that shareholders of the Target Fund will recognize no gains or losses for federal income tax purposes as a direct result of the Reorganization. The section entitled “The Reorganization—Material Federal Income Tax Consequences” of the Information Statement/Prospectus provides additional information regarding the federal income tax consequences of the Reorganization.

Q.	Who will pay for the Reorganization?

A.

GWCM will bear all expenses of the Reorganization even if the Reorganization is not completed, including legal costs, audit fees, and printing and mailing expenses. GWCM estimates the costs of the Reorganization to be $45,510.

Q.	What is the timetable for the Reorganization?

A.	The Reorganization is expected to take effect at the close of business on October 23, 2020, or such other date as the officers of Great-West Funds reasonably determine.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the Reorganization, please call (866) 831-7129.

Information Statement/Prospectus

Dated August 14, 2020

Relating to the Acquisition of the Assets and Liabilities of

GREAT-WEST INVESCO SMALL CAP VALUE FUND

by GREAT-WEST SMALL CAP VALUE FUND (formerly GREAT-WEST LOOMIS SAYLES SMALL CAP

VALUE FUND)

This Information Statement/Prospectus is being furnished to shareholders of Great-West Invesco Small Cap Value Fund (the “Target Fund”), a series of Great-West Funds, Inc. (“Great-West Funds”), a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act). This Information Statement/Prospectus is provided in connection with the reorganization of the Target Fund into the Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) (the “Acquiring Fund”), also a series of Great-West Funds (the “Reorganization”). The Target Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and individually as a “Fund.”

Upon completion of the Reorganization, holders of Institutional Class and Investor Class shares of the Target Fund will receive Institutional Class and Investor Class shares, respectively of the Acquiring Fund. Shares of the Acquiring Fund received in the Reorganization will have the same total net asset value as the total net asset value of the Target Fund shares surrendered by such shareholders, determined in each case as of the close of trading on the closing date of the Reorganization. The Board of Directors of Great-West Funds (the “Board”) determined the Reorganization is in the best interests of the Target Fund, the Acquiring Fund, and their respective shareholders. The address, principal executive office and telephone number of Great-West Funds is 8515 East Orchard Road, Greenwood Village, Colorado 80111 and (866) 831-7129.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Information Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Information Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know about the Reorganization (in effect, investing in Institutional Class and Investor Class shares of the Acquiring Fund) and constitutes an offering of Institutional Class and Investor Class shares of common stock, par value $0.10 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO EFFECT THE REORGANIZATION. YOU ARE NOT ASKED TO RETURN A PROXY OR TO TAKE ANY OTHER ACTION AT THIS TIME.

The following documents contain additional information about the Funds, have been filed with the Securities and Exchange Commission (“SEC”), and are incorporated into this Information Statement/Prospectus by reference:

i.	the Great-West Funds’ prospectuses, dated April 29, 2020, as supplemented through the date of this Information Statement/Prospectus, only insofar as they relate to the Funds (File No. 811-03364);

ii.

the Great-West Funds’ statement of additional information, dated April 29, 2020, as supplemented through the date of this Information Statement/Prospectus, only insofar as it relates to the Funds (File No. 811-03364).

iii.	the statement of additional information relating to the Reorganization, dated August 14, 2020 (the “Reorganization SAI”).

iv.

the Acquiring Fund’s audited financial statements as of December 31, 2019, and the report of Deloitte & Touche LLP, an independent registered public accounting firm, as contained in the Funds’ annual reports for the fiscal year ended December 31, 2019 (File No. 811-03364);

v.

the Target Fund’s audited financial statements as of December 31, 2019, and the report of Deloitte & Touche LLP, an independent registered public accounting firm, as contained in the Funds’ annual reports for the fiscal year ended December 31, 2019 (File No. 811-03364).

No other parts of the documents referenced above are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (866) 831-7129 or writing to Great-West Funds, Inc., Attn: Secretary, 8515 East Orchard Road, Greenwood Village, Colorado 80111. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

Great-West Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Great-West Funds (including the registration statement relating to the Acquiring Fund on Form N-14 of which this Information Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. As of the date of this Information Statement/Prospectus, the Public Reference Room is closed due to the COVID-19 pandemic. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

SUMMARY

The following is a summary of the more complete information contained in this Information Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Agreement and Plan of Reorganization (the “Agreement”). Once the Reorganization is complete, shareholders of the Target Fund will become shareholders of the Acquiring Fund, and will cease to be shareholders of the Target Fund. You are receiving this Information Statement/Prospectus because you are invested in the Target Fund through an insurance company separate account for a variable annuity contract or variable life insurance policy, an individual retirement account (“IRA”), or a qualified retirement plan (collectively, “Permitted Accounts”).

Shareholders should read the entire Information Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus, which is incorporated herein by reference. This Information Statement/Prospectus constitutes an offering of Institutional Class and Investor Class shares of the Acquiring Fund only.

Background

The Target Fund was launched May 15, 2008, and the Acquiring Fund was launched November 1, 1994. Great-West Capital Management, LLC (“GWCM”) is the adviser to both the Target Fund and Acquiring Fund. Invesco Advisers, Inc. is the sub-adviser of the Target Fund, and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is the sub-adviser of the Acquiring Fund.

GWCM proposed the Reorganization as part of a plan to reduce redundancy in its fund offerings by consolidating two current small cap value offerings, the Target Fund and the Acquiring Fund, into a single offering, the Acquiring Fund. GWCM recommended reorganizing the Target Fund into the Acquiring Fund as part of its product rationalization strategy because it believes one multi-manager small cap value fund is more commercially viable and beneficial to shareholders of both Funds than maintaining two separate small cap value funds. It is intended that Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”) will join the current sub-adviser of the Acquiring Fund, Loomis Sayles (each, a “Sub-Adviser” and collectively the “Sub-Advisers”), in a multi-manager structure at the close of business on or about October 23, 2020 (the “Closing Date”). GWCM believes that a portfolio managed by both Hotchkis & Wiley and Loomis Sayles is in the best interests of both Funds’ shareholders.

The Acquiring Fund’s current investment advisory fee is 0.71% of net assets, which is nine (9) basis points less than the Target Fund’s current investment advisory fee of 0.80% of net assets. Each share class of the Target Fund and Acquiring Fund has identical shareholder services fees (0.35% for Investor Class). Additionally, the Acquiring Fund has lower operating expenses (i.e., the “Other Expenses” listed in the fee table in the section entitled “Fees and Expenses” below) than the Target Fund. As a result, shareholders of the Target Fund will pay a lower total expense ratio when the Reorganization takes effect. For more details on fees and expenses, please see “Fees and Expenses” below.

The Reorganization

This Information Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the reorganization of the Target Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement entered into by Great-West Funds, on behalf of the Funds and GWCM. The Agreement provides for (i) the transfer of all assets of the Target Fund to the Acquiring Fund in exchange for Institutional Class and Investor Class shares of common stock, par value $0.10 per share, of the Acquiring Fund, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Institutional Class and Investor Class shares of the Acquiring Fund to holders of the Target Fund’s Institutional Class and Investor Class shares, respectively, resulting in the complete liquidation and termination of the Target Fund. The Board unanimously approved the Reorganization and the Agreement at meetings held on June 10-11, 2020. Once the Reorganization is completed, Target Fund shareholders will become shareholders of the Acquiring Fund.

It is anticipated that the closing of the Reorganization (the “Closing”) will occur at the close of business on the Closing Date, but it may be at a different time as described herein. For a more detailed discussion about the Reorganization, please see “The Reorganization” below.

Reasons for the Reorganization

The Board believes the Reorganization is in the best interests of the Target Fund and the Acquiring Fund, as well as their respective shareholders. For a more detailed discussion of the Board’s considerations regarding the approval of the Reorganization, see “The Board’s Approval of the Reorganization” below.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging, and redeeming shares for each share class. The Funds offer three classes of shares: Institutional Class, Investor Class and Class L. Class L shares have not yet commenced operations for either the Acquiring Fund or Target Fund. The corresponding classes of each Fund have the same investment eligibility criteria. Each Fund normally declares and pays dividends from net investment income, if any, semi-annually. For each Fund, any capital gains are normally distributed at least once a year. See “Comparison of the Funds— Purchase and Sale of Fund Shares” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

It is expected that neither shareholders of the Target Fund nor investors who hold shares of the Target Fund through Permitted Accounts will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. In addition, neither Fund will generally recognize gain nor loss for federal income tax purposes as a direct result of the Reorganization. To the extent that portfolio investments received by the Acquiring Fund in the Reorganization are sold after the Reorganization, the Acquiring Fund may recognize income and capital gain (after the application of any available capital loss carryforwards), which will be distributed to shareholders who hold shares of the combined fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization). Such distribution is not expected to be taxable for federal income tax purposes to investors who hold shares of the Acquiring Fund through Permitted Accounts. It is estimated that approximately 84% of the Target Fund’s portfolio will be sold after the Reorganization in connection with this portfolio repositioning. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $8,239,236 (approximately $0.19 per share) and brokerage commissions or other transaction costs of approximately $118,792, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on December 31, 2019. Reorganization costs do not include any commissions or other transaction costs that would be incurred due to portfolio repositioning. For a more detailed discussion of the federal income tax consequences of this Reorganization, please see “The Reorganization—Material Federal Income Tax Consequences” below.

COMPARISON OF THE FUNDS

Investment Objectives

The Funds have identical investment objectives (although they are worded slightly different).

Target Fund – Investment Objective	Acquiring Fund – Investment Objective
The Fund seeks long-term growth of capital.	The Fund seeks long-term capital growth.

Fees and Expenses

The table below provides information about the fees and expenses attributable to Institutional Class and Investor Class shares of the Funds, and the pro forma fees and expenses of the combined fund. The pro forma fees and expenses are based on the amounts shown in the table for each Fund. The tables below do not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher because the Permitted Accounts contain fees and expenses that are separate and distinct from the fees and expenses associated with investing in a Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Institutional Class	Target Fund	Acquiring Fund	Combined Fund Pro Forma
Management Fees	0.80%	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Shareholder Services Expenses	0.00%	0.00%	0.00%
Other Expenses	0.07%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.87%	0.73%	0.73%
Fee Waiver and Expense Reimbursements[1,2]	0.04%	0.00%	0.00%
Total Annual Fund Operating Expenses After Reimbursements	0.83%	0.73%	0.73%

1 GWCM has contractually agreed to waive management fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.83% of the Class’s average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs for the Target Fund (the “Target Fund Expense Limit”). The agreement’s current term ends on April 30, 2021 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the Target Fund Expense Limit agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Target Fund Expense Limit that was in place at the time of the waiver/reimbursement or the Target Fund Expense Limit in place at the time of recoupment.

2 GWCM has contractually agreed to waive management fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.74% of the Class’s average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs for the Acquiring Fund (the “Acquiring Fund Expense Limit”). The agreement’s current term ends on April 30, 2021 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the Acquiring Fund Expense Limit agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Acquiring Fund Expense Limit that was in place at the time of the waiver/reimbursement or the Acquiring Fund Expense Limit in place at the time of recoupment.

Investor Class	Target Fund	Acquiring Fund	Combined Fund Pro Forma
Management Fees	0.80%	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Shareholder Services Expenses	0.35%	0.35%	0.35%
Other Expenses	0.32%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.47%	1.13%	1.13%
Fee Waiver and Expense Reimbursements[1,2]	0.29%	0.04%	0.04%
Total Annual Fund Operating Expenses After Reimbursements	1.18%	1.09%	1.09%

1 GWCM has contractually agreed to waive management fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.83% of the Class’s average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs for the Target Fund (the “Target Fund Expense Limit”). This agreement’s current term ends on April 30, 2021 and automatically renews for one-year terms unless terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the Target Fund Expense Limit agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Target Fund Expense Limit that was in place at the time of the waiver/reimbursement or the Target Fund Expense Limit in place at the time of recoupment.

2 GWCM has contractually agreed to waive management fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.74% of the Class’s average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs for the Acquiring Fund (the “Acquiring Fund Expense Limit”). This agreement’s current term ends on April 30, 2021 and automatically renews for one-year terms unless terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the Acquiring Fund Expense Limit agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Acquiring Fund Expense Limit that was in place at the time of the waiver/reimbursement or the Acquiring Fund Expense Limit in place at the time of recoupment.

Example

The Example below is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The Example does not reflect the fees and expenses of any insurance company separate accounts for Permitted Accounts. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher because the Permitted Accounts contain fees and expenses that are separate and distinct from the fees and expenses associated with investing in a Fund.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Institutional Class	Target Fund	Acquiring Fund	Combined Fund Pro Forma
1 Year	$85	$75	$75
3 Years	$274	$233	$233
5 Years	$478	$406	$406
10 Years	$1,069	$906	$906
Investor Class
1 Year	$120	$111	$111
3 Years	$436	$355	$355
5 Years	$775	$618	$618
10 Years	$1,733	$1,371	$1,371

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s turnover rate was 67% of the average value of its portfolio. During the most recent fiscal year, the Acquiring Fund’s turnover rate was 25% of the average value of its portfolio.

Investment Strategies

The Target Fund and the Acquiring Fund have substantially similar principal investment strategies; the primary difference is related to the Target Fund’s investment in derivatives and foreign securities as well as its use of quantitative models. As reflected in the table below, the Acquiring Fund may invest in equity securities of companies with higher market capitalizations.

Target Fund - Principal Investment Strategies	Acquiring Fund - Principal Investment Strategies

The Target Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of small capitalization companies. The principal type of equity securities purchased by the Target Fund is common stock. The Target Fund generally considers a company to be a small capitalization company if it has a market capitalization, at the time of initial purchase, of less than $5.5 billion. The Fund uses the Russell 2000® Value Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities. Over time, the capitalizations of the companies in which the Target Fund invests will change. As they do, the size of the companies in which the Target Fund invests may change. If the market capitalization of a company held by the Target Fund exceeds $5.5 billion, the Target Fund may, but is not required to, sell the securities. The Target Fund employs a quantitative investment model and emphasizes issuers that it believes to be undervalued but that demonstrate a strong potential for growth.

The Target Fund may invest up to 20% of its assets in foreign securities. The Target Fund may use futures contracts to equitize cash as a substitute for investing directly in securities. Use of derivatives by the Target Fund may create investment leverage.

The Acquiring Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that, at the time of purchase, fall within the capitalization range of the Russell 2000® Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index. As of December 31, 2019, this range was $13 million to $8.3 billion. If the market capitalization of a company held by the Acquiring Fund moves outside this range, the Acquiring Fund may, but is not required to, sell securities of that company.

The Acquiring Fund seeks to build a core small-cap portfolio of common stocks of solid companies that the portfolio managers believe are under-valued in the market and have favorable prospects for recovery. Stocks may be under-valued due to negative investor sentiment, short-term fundamental problems, or investor misperceptions.

In evaluating the Reorganization, you should consider the risks of investing in the Acquiring Fund. The principal investment risks of investing in the Acquiring Fund are described below in the section entitled “Principal Investment Risks.”

Principal Investment Risks

The principal risks of each Fund are substantially similar, but some principal risks differ between the Funds and are described below. The following principal risks are identical for both Funds:

Equity Securities Risk - The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

Small Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Companies that are small or unseasoned (less than three years of operating history) are less likely to survive or accomplish their goals, with the result that the value of their stock could decline significantly. Among other things, small size companies are often dependent on a small number of products, have limited financial resources, and there is generally less publicly available information about them. Securities of small size companies have lower trading volume and are less liquid than securities of larger, more established companies.

Value Stock Risk - Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest that the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock’s potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Market Risk - The value of the Funds’ investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Funds, particular industries represented in the Funds’ portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Funds’ holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Real Estate Investment Trust (“REIT”)/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental, or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

The following principal risks are unique to the Target Fund:

Quantitative Model Risk - The success of the investment strategy depends largely upon the effectiveness of the sub-adviser’s quantitative model. The sub-adviser’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors, including incorrect or outdated market and other data inputs.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Target Fund to lose money on investments denominated in foreign currencies.

Derivatives Risk - The Target Fund may invest in derivative instruments, including but not limited to, futures contracts. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Target Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Target Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Target Fund’s volatility. There can be no assurance that the Target Fund’s use of derivative contracts will work as intended, and it is possible for the Target Fund to lose more than its original investment.

Fundamental Investment Restrictions

The Funds have identical fundamental investment restrictions that cannot be changed without shareholder approval. In addition, each Fund is diversified. A diversified fund, with respect to 75% of its assets, may not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued by other investment companies or by the U.S. government, its agencies, instrumentalities or authorities) and may not purchase more than 10% of the outstanding voting securities of any one issuer.

Performance Information

The bar charts and tables below provide an indication of the risk of investment in the Funds by showing the performance of the Funds’ Investor Class shares in each full calendar year since inception and by comparing the Target Fund’s Institutional Class and Investor Class and the Acquiring Fund’s Institutional Class and Investor Class average annual total returns to the performance of a broad-based securities market index. No Class L share performance data for the Funds are provided because Class L shares will not have commenced operations as of the Closing Date. Class L share performance information will appear in future versions of the Acquiring Fund’s Prospectus after Class L shares have annual returns for at least one complete calendar year. The returns shown below for the Funds are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Funds’ recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the Funds’ performance would have been lower that what is shown below. Upon the completion of the Reorganization, the performance information for the Target Fund will be that of the Acquiring Fund due to an accounting and performance survivor analysis conducted in connection with the Reorganization.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Target Fund Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2010	16.57%
Worst Quarter	September 2011	-21.29%

Target Fund Average Annual Total Returns for the Periods Ended

December 31, 2019

	One Year	Five Years	Ten Years/ Since Inception
Institutional Class	17.52%	N/A	4.95%*
Investor Class	17.21%	4.36%	10.34%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)**	22.39%	N/A	7.55%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)***	22.39%	6.99%	10.56%
*	Since inception on May 1, 2015
**	Index returns are for the Institutional Class shares
***	Index returns are for the Investor Class shares

Acquiring Fund Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2011	16.52%
Worst Quarter	September 2011	-21.12%

Acquiring Fund Average Annual Total Returns for the Periods Ended

December 31, 2019

	One Year	Five Years	Ten Years/ Since Inception
Institutional Class	25.17%	N/A	7.02%*
Investor Class	24.67%	6.85%	10.74%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)**	22.39%	N/A	7.55%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)***	22.39%	6.99%	10.56%
*	Since inception on May 1, 2015
**	Index returns are for the Institutional Class shares
***	Index returns are for the Investor Class shares

Investment Adviser

GWCM, a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to each Fund. GWCM provides investment advisory, fund operations, and accounting services to Great-West Funds. GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2019, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $32.6 billion. GWCM and its affiliates have been providing investment management services since 1969.

Sub-Advisers

Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate, or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

Hotchkis & Wiley is being added as a Sub-Adviser to the Acquiring Fund pursuant to the aforementioned manager-of-managers order, and, as such, the Sub-Advisory Agreement between GWCM and Hotchkis & Wiley does not require shareholder approval. Under the terms of such order, however, Great-West Funds must furnish to shareholders of the Acquiring Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund (including the Acquiring Fund).

Subsequent to the Reorganization, each Sub-Adviser will be responsible for the investment and reinvestment of a portion of the assets of the Acquiring Fund and for making decisions to buy, sell, or hold any particular security for the portion of the Acquiring Fund each manages. Each Sub-Adviser will bear all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Acquiring Fund. GWCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services out of GWCM’s advisory fee described below. The following is additional information regarding the current Sub-Advisers to the Target Fund and the Acquiring Fund. Subsequent to the Reorganization, Hotchkis & Wiley will manage 35% of the Acquiring Fund’s assets and Loomis Sayles will manage 65% of the Acquiring Fund’s assets.

Hotchkis & Wiley, a Delaware limited liability company with its principal business address at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is registered as an investment adviser pursuant to the Advisers Act. The primary members of Hotchkis & Wiley are HW Cap Holdings, a limited liability company with members who are current and former employees of Hotchkis & Wiley, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. Hotchkis & Wiley was organized in 1980 and provides investment management services to institutional clients, individual/high net worth clients, mutual funds, and private accounts.

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Judd Peters, CFA, will serve as a portfolio manager of the Acquiring Fund. He covers utilities companies and is a member of Hotchkis & Wiley’s capital goods, energy and technology sector teams. Prior to joining Hotchkis & Wiley, Mr. Peters was an analyst in the investment banking division of Wedbush Morgan Securities. Mr. Peters received his B.A. in Mathematics and a B.S. in Biochemistry from the University of California, San Diego.

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Ryan Thomes, CFA, will serve as a portfolio manager of the Acquiring Fund. In addition, Mr. Thomes supports Hotchkis & Wiley’s investment process by managing much of the firm’s quantitative and market research effort. Prior to joining Hotchkis & Wiley, Mr. Thomes was a global equity senior research associate for Jeffrey Slocum and Associates, Inc. Mr. Thomes received his B.S. in Entrepreneurial Management and Finance from the University of Minnesota.

Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a wholly-owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is part of Natixis Investment Managers SA, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

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Joseph R. Gatz, CFA, Vice President of Loomis Sayles, is a co-manager of the Acquiring Fund and has been employed by Loomis Sayles since 1999. Mr. Gatz received a B.A. from Michigan State University and an M.B.A. from Indiana University.

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Jeffrey Schwartz, CFA, Vice President of Loomis Sayles, is a co-manager of the Acquiring Fund and has been employed by Loomis Sayles since 2012. Mr. Schwartz was previously employed by Palisade Capital Management where he managed a small cap strategy from 2004 to 2012. Mr. Schwartz received a B.A. from the State University of New York, Binghamton and an M.B.A. from the University of Michigan.

Invesco Advisers, Inc. (“Invesco”), a company incorporated under the laws of the State of Delaware with its principal business address at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, is registered as an investment adviser pursuant to the Advisers Act. Invesco, an investment adviser since 1976, is an indirect, wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

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Glen E. Murphy, CFA, is co-lead Portfolio Manager and Global Head of Portfolio Management for the Invesco Quantitative Strategies (IQS) Team. He also serves as a member of IQS’ management team, with responsibility for strategic planning and direction and has been associated with Invesco and/or its affiliates since 1995. Mr. Murphy earned a B.A. degree in business administration from the University of Massachusetts and a M.S. in finance from Boston College.

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Tarun Gupta, Ph.D., is co-lead Portfolio Manager and Managing Director of Research and Global Head of Investment Technology for the IQS Team. He also serves as a member of IQS’ management team, with responsibility for strategic planning and direction and has been associated with Invesco and/or its affiliates since 2019. Mr. Gupta earned his Ph.D. and M.A. degrees in economics with specializations in asset pricing and macroeconomics from the University of Chicago. He also holds undergraduate degrees in mathematics and economics.

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Anthony J. Munchak, CFA, joined Invesco in 2000 and currently serves as a Senior Portfolio Manager. He earned a B.S. and M.S. in finance from Boston College. He also earned an M.B.A. from Bentley College.

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Francis M. Orlando, CFA, joined Invesco in 1987 and currently serves as a Senior Portfolio Manager. He earned a B.A. degree in business administration from Merrimack College and an M.B.A. from Boston University.

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Brian Morandi, CFA, FRM, is a Portfolio Manager for the Invesco Quantitative Strategies (IQS) team. Prior to joining Invesco in 2016, Mr. Morandi held positions at Euclid Advisors LLC, Tradewinds Global Investors, NWQ, Muzinich Company, NorthStar Funds, and Ark Asset Management. Mr. Morandi entered the financial industry in 1983 and earned a B.A. degree from the University at Albany, State University of New York, and an M.B.A. from New York University’s Stern School of Business.

Advisory Fees

Each Fund pays a fee to GWCM for investment advisory services. For the fiscal year ended December 31, 2019, GWCM received an investment advisory fee from the Target Fund at an annual rate of 0.80% of the Target Fund’s average daily net assets up to $1 billion dollars, 0.75% of the Target Fund’s average daily net assets over $1 billion and 0.70% of the Target Fund’s average daily net assets over $2 billion, which was calculated daily and paid monthly to GWCM. For the fiscal year ended December 31, 2019, GWCM received an investment advisory fee from the Acquiring Fund at an annual rate of 0.71% of the Fund’s average daily net assets, which was calculated daily and paid monthly to GWCM.

Pursuant to the terms of the investment advisory agreement between Great-West Funds and GWCM, GWCM is responsible for all fees and expenses incurred in performing the services set forth in the agreement with respect to each Fund. Each Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. The investment advisory agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.

For the Target Fund, GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual Target Fund operating expenses of any Class exceed 0.83% of that Class’s average daily net assets, excluding Rule 12b-1 fees and shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Target Fund Expense Limit”). The expense limitation agreement’s current term ends on April 30, 2021 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the expense limitation agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following a particular waiver/reimbursement, provided total annual Target Fund operating expenses of a Class plus such recoupment do not exceed the lesser of the Target Fund Expense Limit that was in place at the time of the waiver/reimbursement or the Target Fund Expense Limit in place at the time of recoupment.

For the Acquiring Fund, GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual Acquiring Fund operating expenses of any Class exceed 0.74% of that Class’s average daily net assets, excluding Rule 12b-1 fees and shareholder services fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Acquiring Fund Expense Limit”). The expense limitation agreement’s current term ends on April 30, 2021 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the expense limitation agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following a particular waiver/reimbursement, provided total annual Acquiring Fund operating expenses of a Class plus such recoupment do not exceed the lesser of the Acquiring Fund Expense Limit that was in place at the time of the waiver/reimbursement or the Acquiring Fund Expense Limit in place at the time of recoupment.

Great-West Funds entered into a Shareholder Services Agreement with Empower Retirement, LLC (“Empower”), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Funds through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the Investor Class and Service Class shares of the Funds. To the extent the Funds are offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.

Legal Proceedings

GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the “Duplass Action”), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and Great-West Funds and the administrative services agreement between GWL&A and Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. The District Court has not yet issued a decision.

GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreements with the Funds or on the ability of GWL&A to perform its obligations under its agreements with the Funds.

Directors and Officers

As of the date of this Information Statement/Prospectus, there are six members of the Board, one of whom is an “interested person” (as that term is defined in the 1940 Act) and five of whom are not “interested persons” of Great-West Funds or GWCM, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”). The names and business addresses of the directors and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Management of Great-West Funds” in the Funds’ SAI, as supplemented, which is incorporated herein by reference.

Purchase and Sale of Fund Shares

Neither Fund is sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of a Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Funds.

The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

For a complete description of purchase, redemption and exchange options, see the section of each Fund’s Prospectus entitled “Shareholder Information.”

Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions of each Fund are reinvested in additional shares of such Fund at net asset value.

The Target Fund intends to distribute all its net investment income and net capital gains, if any, for the period ending on the Closing Date to its shareholders, prior to Closing. See “The Reorganization – Material Federal Income Tax Consequences” below.

Federal Income Tax Information

Each Fund qualifies and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Funds qualify as regulated investment companies and distribute their income as required by the Code, the Funds will not be subject to federal income tax to the extent their net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, owners of qualified college savings programs, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA or are withdrawn from a qualified college savings program for other than qualified expenses. More information regarding federal income taxation of Permitted Account owners and participants may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

GWL&A and/or its affiliates may make payments to insurance companies, broker-dealers, and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer, or other financial intermediary considers in including a Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson, visit your financial intermediary’s web site, or consult the variable contract prospectus for more information.

Partner Payments to Empower Retirement, LLC

Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.

Further Information

Additional information concerning the Funds is contained in this Information Statement/Prospectus and additional information regarding the Acquiring Fund is contained in the Acquiring Fund’s prospectus which is incorporated by reference. The cover page of this Information Statement/Prospectus describes how you may obtain further information.

THE REORGANIZATION

The Reorganization will be governed by the Agreement, which is attached as Appendix A. The Agreement provides that the Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The Closing of the Reorganization will take place at the close of business on the Closing Date.

The Target Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional Institutional Class and Investor Class shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date, as set forth in the Agreement, the Target Fund will distribute in complete liquidation and termination of the Target Fund, pro rata, by class, to its shareholders of record all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund shareholders, and representing the respective pro rata number of Acquiring Fund shares of the appropriate class due such shareholders. All issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund. As a result of the Reorganization, each Target Fund Institutional Class and Investor Class shareholder will receive a number of Acquiring Fund Institutional Class and Investor Class shares respectively, equal in net asset value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the net asset value as of such time of the Target Fund Institutional Class and Investor Class shares, surrendered by such shareholder.

The consummation of the Reorganization is subject to the terms and conditions set forth in the Agreement and the representations and warranties set forth in the Agreement being true. The Agreement may be terminated by the mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the Closing if (i) the Closing has not occurred on or before ten months from the date of the Agreement, unless such date is extended by mutual agreement of the parties, or (ii) the other party materially breaches its obligations under the Agreement or makes a material and intentional misrepresentation in the Agreement or in connection with the Agreement.

The Target Fund will, within a reasonable period of time before the Closing, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, restrictions or strategies. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. None of the Target Fund’s investments are expected to be sold prior to the Reorganization as a result of any portfolio repositioning. If the Target Fund sells any investments prior to the Reorganization, the sale of such investments could result in distributions to shareholders of the Target Fund prior to the Reorganization.

It is expected that neither shareholders of the Target Fund nor investors who hold shares of the Target Fund through Permitted Accounts will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. In addition, neither Fund will generally recognize gain nor loss for federal income tax purposes as a direct result of the Reorganization. To the extent that portfolio investments received by the Acquiring Fund in the Reorganization are sold after the Reorganization, the Acquiring Fund may recognize income and capital gain (after the application of any available capital loss carryforwards), which will be distributed to shareholders who hold shares of the combined fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization). Such distribution is not expected to be taxable for federal income tax purposes to investors who hold shares of the Acquiring Fund through Permitted Accounts. It is estimated that approximately 84% of the Target Fund’s portfolio will be sold after the Reorganization in connection with this portfolio repositioning. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $8,239,236 (approximately $0.19 per share) and brokerage commissions or other transaction costs of approximately $118,792, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on December 31, 2019. Reorganization costs do not include any commissions or other transaction costs that would be incurred due to portfolio repositioning. For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Reorganization—Material Federal Income Tax Consequences” below.

Description of Securities to be Issued

Shares of Common Stock. The Acquiring Fund offers three classes of shares – Institutional Class, Investor Class and Class L. Only Institutional Class and Investor Class shares will be issued in this Reorganization. Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Acquiring Fund as are declared by the Board. Each share class represents interests in the same portfolio of investments, but differing class-level expenses will result in differing net asset values and dividends and distributions for each class. Upon any liquidation of the Acquiring Fund, Institutional Class and Investor Class shareholders are entitled to share pro rata in the net assets belonging to the Acquiring Fund allocable to the Institutional Class and Investor Class, respectively, available for distribution after satisfaction of outstanding liabilities of the Acquiring Fund allocable to the Institutional Class and Investor Class. All issued and outstanding shares of the Acquiring Funds are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. Additional classes of shares may be authorized by the Board in the future.

Voting Rights of Shareholders. Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).

Upon the completion of the reorganization, the Acquiring Fund will be the surviving fund for accounting, tax and performance reporting purposes due to an accounting and performance survivor analysis conducted in connection with the Reorganization.

Continuation of Shareholder Accounts and Plans; Share Certificates

The Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are identical.

Service Providers

The Bank of New York Mellon serves as the custodian for the assets of each Fund. DST Asset Manager Solutions, Inc. serves as the Funds’ transfer agent and dividend paying agent. Deloitte & Touche LLP serves as the Independent Registered Public Accounting Firm for the Funds.

Material Federal Income Tax Consequences

As a condition of the Funds’ obligations to consummate the Reorganization, each Fund will receive an opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund shares received by the Target Fund to the Target Fund shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund as soon as possible thereafter, will constitute “a reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by Target Fund shareholders upon the exchange, pursuant to the Agreement, of all their shares of the Target Fund solely for Acquiring Fund shares.
5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

6.

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in this Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If the Reorganization occurs but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a gain or loss for federal income tax purposes equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives. Regardless of the federal income tax status of the Reorganization, the Reorganization is not expected to be a taxable event for federal income tax purposes for investors who hold shares of the Target Fund through Permitted Accounts.

Prior to Closing, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders at least all its net investment income and realized net capital gains (after reduction for any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. This distribution may include net capital gains resulting from the sale of portfolio assets prior to the Reorganization. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund. Investors who hold shares of the Target Fund through Permitted Accounts are not expected to be subject to federal income tax on such distributions.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years are available to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which such gains are recognized. None of the Target Fund’s portfolio assets are expected to be sold prior to the Reorganization in connection with any portfolio repositioning.

It is estimated that approximately 84% of the Target Fund’s portfolio will be sold after the Reorganization. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $8,239,236 (approximately $0.19 per share) and brokerage commissions or other transaction costs of approximately $118,792, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on December 31, 2019. Reorganization costs do not include any commissions or other transaction costs that would be incurred due to portfolio repositioning.

Although it is not expected to affect investors who hold shares of the Funds through a Permitted Account, the Acquiring Fund’s ability to use, after the Reorganization, the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

Any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain realized on the sale of the Target Fund’s assets in connection with the repositioning of the Acquiring Fund’s portfolio after the Reorganization, will be distributed to shareholders of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund after the Reorganization). In addition, shareholders of the Target Fund will receive a proportionate share of any income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of distributions than they would have had the Reorganization not occurred. Shareholders of the Acquiring Fund are not expected to recognize any taxable income, gains or losses for federal income tax purposes as a direct result of the Reorganization.

This description of material federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders and investors who hold Target Fund shares through a Permitted Account are urged to consult their own tax advisors as to the specific tax consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The expenses associated with the Reorganization include, but are not limited to, legal and auditing fees, as well as the costs of printing and distributing this Information Statement/Prospectus. GWCM will pay all Reorganization expenses, which are estimated to be $45,510, whether or not the Reorganization is completed.

Capitalization

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund as of December 31, 2019, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the Closing Date.

Capitalization Table as of December 31, 2019

	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Institutional Class
Net Assets	$97,977,826	$223,720,828	$0	$321,698,654
Shares Outstanding	10,911,071	28,538,887	1,587,444	41,037,402
Net Asset Value Per Share	$8.98	$7.84	$0	$7.84
Shares Authorized	50,000,000	150,000,000		150,000,000
Investor Class
Net Assets	$9,365,811	$65,827,137	$0	$75,192,948
Shares Outstanding	897,356	2,331,890	(565,577)	2,663,669
Net Asset Value Per Share	$10.44	$28.23	$0	$28.23
Shares Authorized	10,000,000	15,000,000		15,000,000

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

Information Filed with the SEC

This Information Statement/Prospectus and the Reorganization SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports, which the Funds have filed with the SEC pursuant to the requirements of the Securities Act of 1933 as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectuses and SAI for the Target Fund and Acquiring Fund is Registration No.  2-75503. Such Prospectuses and SAI relating to the Funds are incorporated herein by reference, insofar as they relate to the Funds.

Financial Highlights

The financial highlights of the Target Fund and Acquiring Fund for each of the last five years ended December 31 have been derived from financial statements audited by Deloitte & Touche LLP, the Funds’ independent registered public accounting firm.

GREAT-WEST FUNDS, INC.

GREAT-WEST SMALL CAP VALUE FUND (formerly GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND)

Selected data for a share of capital stock of the Acquiring Fund throughout the periods indicated.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2019	$22.75	0.09	5.52	5.61	(0.00	)(d)	(0.13)	(0.13)	$28.23	24.67%
12/31/2018	$27.91	0.05	(4.55)	(4.50)	-		(0.66)	(0.66)	$22.75	(16.20%)
12/31/2017	$27.25	0.06	2.55	2.61	(0.02)		(1.93)	(1.95)	$27.91	9.73%
12/31/2016	$22.27	0.10	5.64	5.74	(0.02)		(0.74)	(0.76)	$27.25	25.83%
12/31/2015	$24.47	0.15	(0.98)	(0.83)	(0.06)		(1.31)	(1.37)	$22.27	(3.46%)
Institutional Class
12/31/2019	$6.41	0.05	1.56	1.61	(0.05)		(0.13)	(0.18)	$7.84	25.17%
12/31/2018	$8.43	0.05	(1.37)	(1.32)	(0.04)		(0.66)	(0.70)	$6.41	(15.93%)
12/31/2017	$9.52	0.06	0.86	0.92	(0.08)		(1.93)	(2.01)	$8.43	10.15%
12/31/2016	$8.20	0.07	2.07	2.14	(0.08)		(0.74)	(0.82)	$9.52	26.31%
12/31/2015(e)	$10.00	0.06	(0.67)	(0.61)	(0.09)		(1.10)	(1.19)	$8.20	(6.24	%)(f)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)		Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)		Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)		Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2019	$65,827	1.13%		1.09%		0.35%		25%
12/31/2018	$66,129	1.12%		1.09%		0.18%		35%
12/31/2017	$93,025	1.15%		1.11%		0.22%		26%
12/31/2016	$103,456	1.15%		1.14%		0.42%		31%
12/31/2015	$91,533	1.11%		1.11%		0.59%		25%
Institutional Class
12/31/2019	$223,721	0.73%		0.73%		0.71%		25%
12/31/2018	$192,501	0.74%		0.74%		0.58%		35%
12/31/2017	$130,114	0.78%		0.75%		0.58%		26%
12/31/2016	$139,505	0.78%		0.77%		0.79%		31%
12/31/2015 (e)	$117,823	0.74	%(h)	0.74	%(h)	0.96	%(h)	25%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Institutional Class inception date was May 1, 2015.
(f)	Not annualized for periods less than one full year.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.

GREAT-WEST FUNDS, INC.

GREAT-WEST INVESCO SMALL CAP VALUE FUND

Financial Highlights

Selected data for a share of capital stock of the Target Fund throughout the periods indicated.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital		From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2019	$8.95	0.12	1.42	1.54	(0.00	)(d)	(0.05)	-	(0.05)	$10.44	17.21%
12/31/2018	$11.22	0.09	(1.64)	(1.55)	(0.00	)(d)	(0.32)	(0.40)	(0.72)	$8.95	(13.86%)
12/31/2017	$11.60	0.05	0.70	0.75	-		(0.02)	(1.11)	(1.13)	$11.22	6.82%
12/31/2016	$9.41	0.07	2.14	2.21	-		(0.02)	-	(0.02)	$11.60	23.57%
12/31/2015	$10.98	0.03	(0.79)	(0.76)	(0.01)		(0.03)	(0.77)	(0.81)	$9.41	(7.12%)
Institutional Class
12/31/2019	$7.75	0.13	1.22	1.35	(0.00	)(d)	(0.12)	-	(0.12)	$8.98	17.52%
12/31/2018	$9.88	0.12	(1.45)	(1.33)	(0.00	)(d)	(0.40)	(0.40)	(0.80)	$7.75	(13.52%)
12/31/2017	$10.41	0.09	0.62	0.71	-		(0.13)	(1.11)	(1.24)	$9.88	7.21%
12/31/2016	$8.49	0.09	1.94	2.03	-		(0.11)	-	(0.11)	$10.41	24.00%
12/31/2015(e)	$10.00	0.05	(0.76)	(0.71)	(0.01)		(0.04)	(0.75)	(0.80)	$8.49	(7.30	%)(f)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)		Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)		Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)		Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2019	$9,366	1.47%		1.18%		1.20%		67%
12/31/2018	$10,614	1.41%		1.18%		0.83%		94%
12/31/2017	$10,910	1.40%		1.26%		0.47%		90%
12/31/2016	$13,559	1.40%		1.40%		0.75%		72%
12/31/2015	$14,157	1.40%		1.40%		0.26%		82%
Institutional Class
12/31/2019	$97,978	0.87%		0.83%		1.54%		67%
12/31/2018	$79,545	0.88%		0.83%		1.21%		94%
12/31/2017	$67,426	0.96%		0.90%		0.86%		90%
12/31/2016	$59,254	1.05%		1.05%		1.07%		72%
12/31/2015 (e)	$54,201	1.05	%(h)	1.05	%(h)	0.79	%(h)	82%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Institutional Class inception date was May 1, 2015.
(f)	Not annualized for periods less than one full year.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.

THE BOARD’S APPROVAL OF THE REORGANIZATION

Based on the considerations described below, the Board determined that the Reorganization of the Target Fund into the Acquiring Fund would be in the best interests of the Target Fund, and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. As such, the Board has approved the Reorganization.

In preparation for the meetings of the Board held on June 10-11, 2020, at which the Reorganization was considered, GWCM, investment adviser to the Funds, provided the Board with information for the meeting regarding the Reorganization, including the rationale therefor and alternatives considered. In addition to proposing the Reorganization, GWCM also recommended restructuring the Acquiring Fund into a multi-manager fund whereby Loomis Sayles would be responsible for the day-to-day management of the investment and re-investment of the assets comprising 65% of the Acquiring Fund’s portfolio and Hotchkis & Wiley would be responsible for the day-to-day management of the investment and re-investment of the assets comprising 35% of the Acquiring Fund’s portfolio. GWCM recommended the Reorganization and the multi-manager structure as part of its product rationalization strategy because it believes one multi-manager small cap value fund is more commercially viable and beneficial to shareholders of both Funds than maintaining two separate small cap value funds.

Prior to approving the Reorganization, the Independent Directors reviewed the foregoing information with their independent legal counsel and with GWCM management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. In approving the Reorganization, the Board considered a number of factors in reaching its determination, including the following:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and principal investment risks;
•	the Funds’ investment performance and portfolio managers;
•	the Funds’ relative fees and expense ratios;
•	the anticipated federal income tax-free nature of the reorganization;
•	the expected costs of the Reorganization and the fact that the Funds would not bear any of such costs;
•	the terms of the Reorganization and whether the Reorganization would dilute the interests of the Funds’ shareholders;
•	the effect of the Reorganization on shareholder rights;
•	alternatives to the Reorganization; and
•	any potential benefits to GWCM and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Board noted that the Funds have identical investment objectives and substantially similar investment strategies and risks. In particular, the Board noted that both Funds are small cap value funds and the combined Fund will be a multi-manager fund whereby Loomis Sayles would be responsible for the day-to-day management of the investment and re-investment of the assets comprising 65% of the Acquiring Fund’s portfolio and Hotchkis & Wiley would be responsible for the day-to-day management of the investment and re-investment of the assets comprising 35% of the Acquiring Fund’s portfolio.

Investment Performance and Portfolio Management

The Board considered the investment performance of both Funds for the one-year, three-year and five-year periods ended December 31, 2019. The Board noted that the Acquiring Fund outperformed the Target Fund for each such period.

Fees and Expense Ratios

The Board considered the fees and expense ratios of the Funds and the impact of expense caps. The Board considered that the Acquiring Fund currently has a lower management fee than the Target Fund. Additionally, the Acquiring Fund has lower operating expenses than the Target Fund. As a result, the Board concluded that shareholders of the Target Fund will pay a lower total expense ratio upon effectiveness of the Reorganization.

Federal Income Tax Consequences of the Reorganization

The Board considered the tax implications of the Reorganization. The Board noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes.

Costs of the Reorganization

The Board considered that GWCM will bear all the expenses incurred in connection with the Reorganization.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the shareholders of the Funds. In this regard, shareholders of the Target Fund will receive the same class of shares in the Acquiring Fund, equal in total value to the total value of the shares of the Target Fund surrendered.

Effect on Shareholder Rights

The Board noted that the shareholders of each class of the Target Fund will receive the same class of shares of the Acquiring Fund, which are subject to the same shareholder services fees. The Board also considered that both Funds are a series of Great-West Funds and, as such, the rights of the Target Fund shareholders are the same as the rights of the Acquiring Fund shareholders. The Board also considered that shares of both Funds are entitled to one vote per share held and fractional votes for fractional shares held.

Alternatives to the Reorganization

As an alternative, the Board considered liquidating the Target Fund; however, liquidation would require that GWL&A obtain a substitution order from the SEC under Section 26(c) of the 1940 Act in order to move the assets from one fund to another within an insurance company separate account, which is a lengthy process.

Potential Benefits to GWCM and its Affiliates

The Board recognized that the Reorganization may result in some potential benefits and economies for GWCM and its affiliates. These may include, for example, costs savings as a result of the elimination of the Target Fund as a fund in Great-West Funds’ complex.

Conclusion

The Board, including the Independent Directors, approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund, and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Board, including the Independent Directors, also concluded that the Reorganization is in the best interests of the Acquiring Fund, and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization. The Board did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

At the close of business on December 31, 2019, there were 10,911,071 Institutional Class and 897,356 Investor Class shares of the Target Fund outstanding. As of December 31, 2019, the directors and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of any class of shares of the Target Fund.

At the close of business on December 31, 2019, there were 28,538,887 Institutional Class and 2,331,890 Investor Class shares of the Acquiring Fund outstanding. As of December 31, 2019, the directors and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of any class of shares of the Acquiring Fund.

Beneficial Ownership

The following tables set forth the percentage of ownership of each person who, as of June 18, 2020, owns of record, or is known by the Funds to own of record or beneficially, 5% or more of any class of shares of either Fund. The tables also set forth the estimated percentage of shares of the Acquiring Fund that would have been owned by such parties if the Reorganization had occurred on June 18, 2020. These amounts may differ on the Closing Date.

Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of a Fund can control the Fund and determine the outcome of a shareholder meeting. The votes of the shareholders of the Target Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

Target Fund
Class	Name of Owner	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After this Reorganization
Institutional Class	Great-West Moderate Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	19.01%	12.18%
	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	16.03%	10.29%
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13.77%	8.84%
	Great-West Moderately Aggressive Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	9.22%	5.90%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.35%	5.37%
	Great-West Conservative Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	7.12%	<5%
	Great-West Moderately Conservative Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	6.47%	<5%
	Great-West Aggressive Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	19.01%	<5%
Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	71.83%	31.78%
	Empower Retirement, LLC 401(k) Savings Plan	8525 E. Orchard Road, Greenwood Village, CO 80111	6.99%	5.03%
	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.98%	<5%

Acquiring Fund
Class	Name of Owner	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After this Reorganization
Institutional Class	Great-West Moderate Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	9.17%	12.18%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.09%	<5%
	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.76%	10.29%
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.67%	8.84%
	Great-West Moderately Aggressive Profile Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	<5%	5.90%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	<5%	5.62%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	<5%	5.37%
	Great-West Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.30%	<5%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.51%	<5%
Investor Class	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	25.50%	17.03%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	16.15%	31.78%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	11.01%	7.35%
	Empower Retirement, LLC 401(k) Savings Plan	8525 E. Orchard Road, Greenwood Village, CO 80111	7.53%	5.03%

APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this 23rd day of October, 2020, by and among Great-West Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of itself and Great-West Small Cap Value Fund (formerly, Great-West Loomis Sayles Small Cap Value Fund), a separate series of the Corporation (the “Acquiring Fund”), and Great-West Invesco Small Cap Value Fund, a separate series of the Corporation (the “Acquired Fund,” together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), and Great-West Capital Management, LLC (“GWCM”), investment adviser for the Funds (for purposes of sections 8.3 and 10.2 of this Agreement only). The principal place of business of the Corporation is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Institutional Class and Investor Class voting shares of common stock, $0.10 par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, immediately followed by the pro rata, by class, distribution of the Acquiring Fund Shares received by the Acquired Fund to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.            Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares and the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1        Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Institutional Class and Investor Class Acquiring Fund Shares determined with respect to each such class of shares by dividing the value of the Acquired Fund’s assets net of any liabilities with respect to the corresponding class of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of an Acquiring Fund Share of such class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund as set forth in section 1.3. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2        The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets as of the time of the Closing, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund to be prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay dividends and other distributions, for the purpose of distributing all or substantially all of the Acquired Fund’s income and gains so as to avoid the imposition of income or excise taxes).

1.3        The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, including but not limited to any deferred compensation payable by the Acquired Fund to the Corporation’s directors.

1.4        Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s Institutional Class and Investor Class shareholders of record (the “Acquired Fund Shareholders”), determined as of the time of such distribution, on a pro rata basis by class, the corresponding class of Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished with respect to the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value as of the Valuation Time (as defined in section 2.1) of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders of each class of shares of the Acquired Fund, shall be equal to the aggregate net asset value of the respective class of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.5        Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s most recently effective prospectus and statement of additional information.

1.6        Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7        All books and records of the Acquired Fund, including, without limitation, all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

2.	Valuation

2.1        The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange (the “NYSE”) on the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions, using the valuation procedures set forth in the Corporation’s Articles of Amendment and Restatement, as amended, the Acquiring Fund’s most recently effective prospectus and statement of additional information and any other valuation policies or procedures applicable to the Acquiring Fund then in effect, copies of which have been delivered to the Acquired Fund.

2.2        The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3        All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1        The Closing of the transactions contemplated by this Agreement shall occur on October 23, 2020, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m., Eastern Time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2        The Acquired Fund shall deliver, or cause to be delivered, to the Acquiring Fund at the Closing a schedule of the Assets.

3.3        The Bank of New York Mellon, custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to The Bank of New York Mellon, also the custodian for the Acquiring Fund, prior to or at the Closing and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund by wire transfer of federal funds as of the Closing.

3.4        DST Asset Manager Solutions, Inc., as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders as of immediately prior to the Closing and the number and percentage ownership (to three decimal places) of outstanding Institutional Class and/or Investor Class Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited as of the Closing to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other Fund or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5        In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Corporation (the “Board”), accurate appraisal of the value of the net assets or shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	Representations and Warranties

4.1        The Corporation, on behalf of itself and the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)        The Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out this Agreement. The Acquired Fund is a separate series of the Corporation duly designated in accordance with the applicable provisions of the Corporation’s Articles of Amendment and Restatement, as amended. The Corporation and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

(b)        The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws.

(d)        The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result (i) in violation of Maryland law or of the Corporation’s Articles of Amendment and Restatement or Amended and Restated By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

(e)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2019, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of the respective date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(g)        Since December 31, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(i)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and at or prior to the Valuation Time will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain after reduction for any available capital loss carryover and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code (as such terms are defined in the Code), in each case that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a RIC. As of the time of the Closing, the Acquired Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(j)        For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception (including the taxable year and quarter that includes the Closing Date), the assets of the Acquired Fund have been (or will be in the case of the taxable year and quarter that includes the Closing Date) sufficiently diversified so that each segregated asset account investing all its assets in the Acquired Fund was (or will be in the case of the taxable year and quarter that includes the Closing Date) adequately diversified within the meaning of Section 817(h) of the Code.

(k)        All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DST Systems, Inc., as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares.

(l)        At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s Assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and all material documentation at or prior to the Closing.

(m)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement constitutes a valid and binding obligation of the Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including but not limited to the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(o)        The most recently effective prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(p)        The Acquired Fund shares have been duly established and designated by the Board.

4.2        The Corporation, on behalf of itself and the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)        The Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out this Agreement. The Acquiring Fund is a separate series of the Corporation duly designated in accordance with the applicable provisions of the Corporation’s Articles of Amendment and Restatement, as amended. The Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b)        The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required by state securities laws.

(d)        The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result (i) in violation of Maryland law or of the Corporation’s Articles of Amendment and Restatement or Amended and Restated By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund.

(e)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2019, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of the respective date in accordance with GAAP and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(g)        Since December 31, 2019, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected or will elect to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. As of the time of the Closing, the Acquiring Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(j)        For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception (including the taxable year and quarter that includes the Closing Date), the assets of the Acquiring Fund have been (or will be in the case of the taxable year and quarter that includes the Closing Date) sufficiently diversified so that each segregated asset account investing all its assets in the Acquiring Fund was (or will be in the case of the taxable year and quarter that includes the Closing Date) adequately diversified within the meaning of Section 817(h) of the Code.

(k)        All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

(l)        The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing have been duly authorized and, when so issued and delivered, will be legally and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(m)        At the Closing, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing.

(n)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)        The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including but not limited to FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)        The most recently effective prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(q)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing.

(r)        The Acquiring Fund Shares have been duly established and designated by the Board.

5.	Covenants of the Acquiring Fund and the Acquired Fund

The Corporation on behalf of each Fund covenants as follows:

5.1        The Acquiring Fund and the Acquired Fund, each covenants to operate its business in the ordinary course from the date hereof through the Closing except as otherwise provided herein, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund covenants and agrees to coordinate its portfolio, as set forth in section 5.13, in order that at the Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will be consistent with the implementation of the Acquiring Fund’s investment objective, policies, strategies and restrictions on the Closing Date, a written description of which has been delivered to the Acquired Fund.

5.2        Upon reasonable notice, the Corporation’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3        The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4        The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5        Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6        The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7        The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue the Acquiring Fund’s operations after the Closing and to consummate the transactions contemplated herein; provided, however, that the Corporation may take such actions it reasonably deems advisable after the Closing as circumstances change.

5.8        The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.9        Immediately after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing in complete liquidation of the Acquired Fund and the Acquired Fund’s existence shall as soon as possible thereafter be terminated under applicable law.

5.10        The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.11        The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Corporation, the Acquiring Fund or the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Corporation, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated herein in section 8.3.

5.12        At or prior to the Valuation Time, the Acquired Fund will declare and pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders at least (i) all of the excess of (x) the Acquired Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s realized net capital gain (after reduction by any available capital loss carryover and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code), in each case for both the current taxable year (which will end on the Closing Date) and all preceding taxable years.

5.13        The Acquiring Fund agrees to identify in writing prior to the Closing any assets of the Acquired Fund that the Acquiring Fund does not wish to acquire because they are not consistent with the Acquiring Fund’s investment objective, policies, restrictions or strategies on the Closing Date, and the Acquired Fund agrees to dispose of such assets prior to the Closing. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase so that, immediately after the Closing, the Acquiring Fund’s portfolio will be consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies on the Closing Date, and the Acquired Fund agrees to purchase prior to the Closing such assets (to the extent consistent with the Acquired Fund’s investment objective, policies, restrictions or strategies). Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Acquired Fund.

5.14        The Corporation will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include an information statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the information statement and related materials for inclusion therein.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Corporation, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Closing, and, in addition thereto, the following further conditions:

6.1        All representations and warranties of the Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made at and as of the Closing; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2        The Acquiring Fund shall have delivered to the Acquired Fund at the Closing a certificate executed in its name by the Corporation’s President, Treasurer, an Assistant Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation, on behalf of the Acquiring Fund, made in this Agreement are true and correct as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3        The Corporation, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund at or before the Closing.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Corporation, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Closing and, in addition thereto, the following further conditions:

7.1        All representations and warranties of the Corporation, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made at and as of the Closing; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2        The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing, certified by the Treasurer or an Assistant Treasurer of the Corporation.

7.3        The Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Corporation’s President, Treasurer, an Assistant Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation with respect to the Acquired Fund made in this Agreement are true and correct as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4        The Corporation, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund at or before the Closing.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

The obligations under this Agreement of the Acquired Fund and the Acquiring Fund shall be subject to the fulfillment or waiver of the following conditions:

8.1        At the Closing, no action, suit or other proceeding shall be pending or to a Fund’s knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2        All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Corporation, on behalf of the Acquiring Fund and the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either Fund hereto may for itself waive any of such conditions.

8.3        The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund immediately followed by the pro rata, by class, distribution to the Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund and the termination of the Acquired Fund as soon as possible thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the effective time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any Acquired Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds and GWCM or its affiliates, and the Corporation, the Funds, and GWCM and its affiliates will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.3.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.	Reserved

10.	Fees and Expenses

10.1        The Corporation, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2        GWCM will pay all expenses incurred by each of the Acquired Fund and the Acquiring Fund in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of supplements to the Corporation’s Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; and (f) other related administrative or operational costs. GWCM will also bear any transaction costs incurred through the sale and purchase of assets pursuant to section 5.13. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

11.	Entire Agreement

The parties agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by any party if the Closing shall not have occurred on or before ten months from the date of this Agreement, unless such date is extended by mutual agreement of the parties, or (iii) by any party if another party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or the Board members or officers of any party, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Corporation, on behalf of the Acquiring Fund and the Acquired Fund, as specifically authorized by the Board.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund or the Acquiring Fund, 8515 East Orchard Road, 2T2, Greenwood Village, Colorado 80111, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1        The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

15.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4        Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Corporation or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5        This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	GREAT-WEST FUNDS, INC., on behalf of itself and Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund)

Secretary
By: Mary C. Maiers
Its: Chief Financial Officer & Treasurer

Attest:	GREAT-WEST FUNDS, INC., on behalf of itself
and Great-West Invesco Small Cap Value Fund

Secretary	By: Mary C. Maiers
Its: Chief Financial Officer & Treasurer

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTIONS 8.3 AND 10.2 HERETO

GREAT-WEST CAPITAL MANAGEMENT, LLC

By: Jonathan D. Kreider
Its: President & CEO

By: Kelly New
Its: Assistant Treasurer

STATEMENT OF ADDITIONAL INFORMATION

GREAT-WEST FUNDS, INC.

GREAT-WEST SMALL CAP VALUE FUND (formerly GREAT-WEST LOOMIS SAYLES

SMALL CAP VALUE FUND)

Relating to the Acquisition of the Assets and Liabilities of

GREAT-WEST INVESCO SMALL CAP VALUE FUND

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(866) 831-7129

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Information Statement/Prospectus dated August 14, 2020 relating to this reorganization (the “Reorganization”) of the Great-West Invesco Small Cap Value Fund (the “Target Fund”) into the Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) (the “Acquiring Fund”), as described in the Information Statement/Prospectus. The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” or individually as a “Fund.” Copies of the Information Statement/Prospectus may be obtained at no charge by writing to Great-West Funds at the address or phone number shown above or by calling (866) 831-7129. Capitalized terms used herein that are not defined have the same meaning as in the Information Statement/Prospectus.

Further information about the Funds is contained in the Funds’ Statement of Additional Information, dated April 29, 2020, as supplemented through the date of this SAI, and is incorporated herein by reference only insofar as it relates to the Target Fund and the Acquiring Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if the Reorganization had been consummated on December 31, 2019.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring and Target Fund are contained in the Acquiring and Target Fund’s Annual Reports for the fiscal year ended December 31, 2019.

The date of this Statement of Additional Information is August 14, 2020.

1

Appendix A

Pro Forma Financial Information

(Unaudited)

GREAT-WEST FUNDS, INC.

Great-West Small Cap Value Fund Pro Forma

Schedule of Investments

As of December 31, 2019

			Great-West Loomis Sayles Small Cap Value Fund (Acquiring Fund)		Great-West Invesco Small Cap Value Fund (Target Fund)		Pro Forma Adjustments(e)		Pro Forma Combined
	Tickmark	% OF NET ASSETS	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)
COMMON STOCK
Basic Materials		2.13%
AdvanSix Inc	(a)		63,267	1,262,809	-	-	-	-	63,267	1,262,809
Ashland Global Holdings Inc			22,100	1,691,313	-	-	-	-	22,100	1,691,313
Cabot Corp			45,434	2,159,024	-	-	-	-	45,434	2,159,024
Commercial Metals Co			-	-	17,800	396,406	(17,800)	(396,406)	-	-
Domtar Corp			-	-	2,600	99,424	-	-	2,600	99,424
Ingevity Corp	(a)		16,281	1,422,634	-	-	-	-	16,281	1,422,634
Innospec Inc			-	-	6,700	693,048	(6,700)	(693,048)	-	-
PH Glatfelter Co			-	-	19,600	358,680	(19,600)	(358,680)	-	-
Resolute Forest Products Inc	(a)		-	-	58,300	244,860	(58,300)	(244,860)	-	-
Verso Corp	(a)		-	-	36,200	652,686	(36,200)	(652,686)	-	-
WR Grace & Co			26,065	1,820,640	-	-	-	-	26,065	1,820,640

				$8,356,420		$2,445,104		$(2,345,680)		$8,455,844

Communications		3.36%
DHI Group Inc	(a)		-	-	14,100	42,441	(14,100)	(42,441)	-	-
Extreme Networks Inc	(a)		-	-	36,600	269,742	(36,600)	(269,742)	-	-
GCI Liberty Inc Class A	(a)		53,777	3,810,100	-	-	-	-	53,777	3,810,100
GlobalSCAPE Inc			-	-	15,500	152,365	(15,500)	(152,365)	-	-
Gray Television Inc	(a)		133,791	2,868,479	-	-	-	-	133,791	2,868,479
IDT Corp Class B	(a)		-	-	7,500	54,075	(7,500)	(54,075)	-	-
John Wiley & Sons Inc Class A			31,603	1,533,378	-	-	-	-	31,603	1,533,378
Liberty Latin America Ltd Class C	(a)		69,201	1,346,652	-	-	-	-	69,201	1,346,652
LogMeIn Inc			18,668	1,600,594	-	-	-	-	18,668	1,600,594
Meet Group Inc	(a)		-	-	94,200	471,942	(94,200)	(471,942)	-	-
MSG Networks Inc Class A	(a)		-	-	9,200	160,080	-	-	9,200	160,080
National CineMedia Inc			-	-	119,100	868,239	(119,100)	(868,239)	-	-
PC-Tel Inc			-	-	21,500	182,105	(21,500)	(182,105)	-	-
Preformed Line Products Co			-	-	1,400	84,490	-	-	1,400	84,490
Rubicon Project Inc	(a)		-	-	45,700	372,912	(45,700)	(372,912)	-	-
TEGNA Inc			-	-	6,800	113,492	(1,083)	(18,068)	5,717	95,424
Viavi Solutions Inc	(a)		122,268	1,834,020	-	-	-	-	122,268	1,834,020

				$12,993,223		$2,771,883		$(2,431,889)		$13,333,217

Consumer, Cyclical		9.75%
Adient PLC	(a)		-	-	7,300	155,125	-	-	7,300	155,125
American Axle & Manufacturing Holdings Inc	(a)		-	-	21,700	233,492	(21,700)	(233,492)	-	-
Asbury Automotive Group Inc	(a)		-	-	1,800	201,222	-	-	1,800	201,222
Barnes & Noble Education Inc	(a)		-	-	31,900	136,213	(31,900)	(136,213)	-	-
BMC Stock Holdings Inc	(a)		-	-	1,400	40,166	(1,400)	(40,166)	-	-
Brunswick Corp			32,586	1,954,508	-	-	-	-	32,586	1,954,508
Cannae Holdings Inc	(a)		89,609	3,332,559	-	-	-	-	89,609	3,332,559
Churchill Downs Inc			24,336	3,338,899	-	-	-	-	24,336	3,338,899
Commercial Vehicle Group Inc	(a)		-	-	25,000	158,750	(17,649)	(112,071)	7,351	46,679
Cooper Tire & Rubber Co			61,809	1,777,009	-	-	-	-	61,809	1,777,009
Core-Mark Holding Co Inc			47,672	1,296,202	-	-	-	-	47,672	1,296,202
Cracker Barrel Old Country Store Inc	(b)		8,570	1,317,552	-	-	-	-	8,570	1,317,552
Crocs Inc	(a)		-	-	12,400	519,436	(12,400)	(519,436)	-	-
Dana Inc			118,889	2,163,780	18,600	338,520	(18,600)	(338,520)	118,889	2,163,780
Deckers Outdoor Corp	(a)		-	-	4,350	734,541	(4,350)	(734,541)	-	-
Denny’s Corp	(a)		-	-	7,500	149,100	(7,500)	(149,100)	-	-
Designer Brands Inc Class A			81,235	1,278,639	-	-	-	-	81,235	1,278,639
Everi Holdings Inc	(a)		-	-	74,200	996,506	(74,200)	(996,506)	-	-
Foundation Building Materials Inc	(a)		-	-	7,700	148,995	(7,700)	(148,995)	-	-
Fox Factory Holding Corp	(a)		18,183	1,264,991	-	-	-	-	18,183	1,264,991
GMS Inc	(a)		-	-	14,500	392,660	(14,500)	(392,660)	-	-
Herman Miller Inc			-	-	6,600	274,890	(4,123)	(171,715)	2,477	103,175
IAA Inc	(a)		61,111	2,875,884	-	-	-	-	61,111	2,875,884
Installed Building Products Inc	(a)		-	-	5,300	365,011	(5,300)	(365,011)	-	-
KAR Auction Services Inc			61,111	1,331,609	-	-	-	-	61,111	1,331,609
Kimball International Inc Class B			62,495	1,291,772	-	-	-	-	62,495	1,291,772
LCI Industries			14,834	1,589,166	2,700	289,251	(2,700)	(289,251)	14,834	1,589,166
Liberty Media Corp-Liberty Braves	(a)		45,866	1,354,881	-	-	-	-	45,866	1,354,881
Lithia Motors Inc Class A			-	-	3,050	448,350	(723)	(106,285)	2,327	342,065
Marriott Vacations Worldwide Corp			29,276	3,769,578	-	-	-	-	29,276	3,769,578
Meritage Homes Corp	(a)		-	-	15,100	922,761	(11,325)	(692,072)	3,775	230,689
Meritor Inc	(a)		-	-	52,000	1,361,880	(35,979)	(942,277)	16,021	419,603
Methode Electronics Inc			59,058	2,323,932	-	-	-	-	59,058	2,323,932
Miller Industries Inc			17,277	641,495	-	-	-	-	17,277	641,495
Modine Manufacturing Co	(a)		-	-	31,600	243,320	(31,600)	(243,320)	-	-
Office Depot Inc			-	-	37,300	102,202	-	-	37,300	102,202
OneSpaWorld Holdings Ltd	(a)(b)		74,145	1,248,602	-	-	-	-	74,145	1,248,602
Qurate Retail Inc			102,400	863,232	-	-	-	-	102,400	863,232
Rocky Brands Inc			-	-	7,400	217,782	(4,064)	(119,609)	3,336	98,173
Tempur Sealy International Inc	(a)		-	-	4,800	417,888	(4,800)	(417,888)	-	-
Urban Outfitters Inc	(a)		67,932	1,886,471	-	-	-	-	67,932	1,886,471
Veritiv Corp	(a)		-	-	14,700	289,149	(14,700)	(289,149)	-	-
World Fuel Services Corp			-	-	6,300	273,546	(3,713)	(161,236)	2,587	112,310

				$36,900,761		$9,410,756		$(7,599,514)		$38,712,003

			Great-West Loomis Sayles Small Cap Value Fund (Acquiring Fund)		Great-West Invesco Small Cap Value Fund (Target Fund)		Pro Forma Adjustments(e)		Pro Forma Combined
	Tickmark	% OF NET ASSETS	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)
Consumer, Non-cyclical		14.33%
Aaron’s Inc			34,523	1,971,608	20,700	1,182,177	(20,700)	(1,182,177)	34,523	1,971,608
Affimed NV	(a)		-	-	42,000	115,080	(42,000)	(115,080)	-	-
Agenus Inc	(a)		-	-	59,500	242,165	(59,500)	(242,165)	-	-
Alkermes PLC	(a)		-	-	27,800	567,120	(27,800)	(567,120)	-	-
AMN Healthcare Services Inc	(a)		39,022	2,431,461	-	-	-	-	39,022	2,431,461
Anika Therapeutics Inc	(a)		-	-	2,700	139,995	(2,700)	(139,995)	-	-
Arena Pharmaceuticals Inc	(a)		-	-	15,800	717,636	(15,800)	(717,636)	-	-
Arrowhead Pharmaceuticals Inc	(a)		-	-	4,200	266,406	(4,200)	(266,406)	-	-
ASGN Inc	(a)		36,802	2,611,838	-	-	-	-	36,802	2,611,838
Avanos Medical Inc	(a)		46,288	1,559,906	-	-	-	-	46,288	1,559,906
Barrett Business Services Inc			-	-	800	72,368	(800)	(72,368)	-	-
BioSpecifics Technologies Corp	(a)		-	-	5,600	318,864	(5,600)	(318,864)	-	-
Cardtronics PLC Class A	(a)		-	-	20,700	924,255	(20,700)	(924,255)	-	-
CareDx Inc	(a)		-	-	1,500	32,355	(1,500)	(32,355)	-	-
Catalent Inc	(a)		50,320	2,833,016	-	-	-	-	50,320	2,833,016
Cerecor Inc	(a)(b)		-	-	10,500	56,595	(10,500)	(56,595)	-	-
Champions Oncology Inc	(a)		-	-	9,500	79,135	(9,500)	(79,135)	-	-
Clarivate Analytics PLC	(a)(b)		97,098	1,631,246	-	-	-	-	97,098	1,631,246
Coca-Cola Consolidated Inc			-	-	2,100	596,505	(2,100)	(596,505)	-	-
Coherus Biosciences Inc	(a)		-	-	13,400	241,267	(13,400)	(241,267)	-	-
Collectors Universe Inc			-	-	11,200	258,160	(11,200)	(258,160)	-	-
Cott Corp			148,248	2,028,033	-	-	-	-	148,248	2,028,033
Cross Country Healthcare Inc	(a)		-	-	15,200	176,624	(15,200)	(176,624)	-	-
Darling Ingredients Inc	(a)		86,138	2,418,755	-	-	-	-	86,138	2,418,755
Eagle Pharmaceuticals Inc	(a)		-	-	9,100	546,728	(9,100)	(546,728)	-	-
Emergent BioSolutions Inc	(a)		31,298	1,688,527	-	-	-	-	31,298	1,688,527
Enanta Pharmaceuticals Inc	(a)		-	-	4,800	296,544	(4,800)	(296,544)	-	-
Ennis Inc			-	-	36,700	794,555	(15,445)	(334,386)	21,255	460,169
Euronet Worldwide Inc	(a)		19,182	3,022,316	-	-	-	-	19,182	3,022,316
FTI Consulting Inc	(a)		-	-	7,400	818,884	(7,400)	(818,884)	-	-
Glaukos Corp	(a)(b)		-	-	10,000	544,700	(10,000)	(544,700)	-	-
Halozyme Therapeutics Inc	(a)		-	-	14,000	248,220	(14,000)	(248,220)	-	-
Harsco Corp	(a)		139,849	3,217,925	-	-	-	-	139,849	3,217,925
Heidrick & Struggles International Inc			-	-	9,800	318,500	-	-	9,800	318,500
Helen of Troy Ltd	(a)		12,111	2,177,437	-	-	-	-	12,111	2,177,437
Herc Holdings Inc	(a)		39,667	1,941,303	21,200	1,037,528	(21,200)	(1,037,528)	39,667	1,941,303
Innoviva Inc	(a)		-	-	42,000	594,720	(42,000)	(594,720)	-	-
Insperity Inc			25,703	2,211,486	-	-	-	-	25,703	2,211,486
Integer Holdings Corp	(a)		-	-	1,500	120,645	(1,500)	(120,645)	-	-
Ironwood Pharmaceuticals Inc	(a)		-	-	15,300	203,643	(15,300)	(203,643)	-	-
J&J Snack Foods Corp			10,769	1,984,404	-	-	-	-	10,769	1,984,404
John B Sanfilippo & Son Inc			-	-	1,600	146,048	(1,600)	(146,048)	-	-
K12 Inc	(a)		-	-	53,400	1,086,690	(53,400)	(1,086,690)	-	-
Kforce Inc			-	-	6,300	250,110	(3,601)	(142,945)	2,699	107,165
Korn Ferry			48,715	2,065,516	-	-	-	-	48,715	2,065,516
Lannett Co Inc	(a)(b)		-	-	14,900	131,418	(14,900)	(131,418)	-	-
Laureate Education Inc Class A	(a)		-	-	5,900	103,899	(5,900)	(103,899)	-	-
Medpace Holdings Inc	(a)		-	-	9,400	790,164	(9,400)	(790,164)	-	-
Myriad Genetics Inc	(a)		-	-	4,800	130,704	(4,800)	(130,704)	-	-
Nomad Foods Ltd	(a)		152,585	3,413,326	-	-	-	-	152,585	3,413,326
Pfenex Inc	(a)		-	-	11,100	121,878	(11,100)	(121,878)	-	-
Post Holdings Inc	(a)		20,236	2,207,748	-	-	-	-	20,236	2,207,748
Psychemedics Corp			-	-	5,400	49,410	(5,400)	(49,410)	-	-
Quanex Building Products Corp			-	-	9,000	153,720	(9,000)	(153,720)	-	-
Quidel Corp	(a)		26,860	2,015,306	-	-	-	-	26,860	2,015,306
Rent-A-Center Inc			-	-	55,600	1,603,504	(55,600)	(1,603,504)	-	-
Supernus Pharmaceuticals Inc	(a)		63,419	1,504,299	-	-	-	-	63,419	1,504,299
TreeHouse Foods Inc	(a)		-	-	8,600	417,100	(8,600)	(417,100)	-	-
United Therapeutics Corp	(a)		18,405	1,621,112	8,200	722,256	(8,200)	(722,256)	18,405	1,621,112
Varex Imaging Corp	(a)		67,956	2,025,768	-	-	-	-	67,956	2,025,768
Vectrus Inc	(a)		-	-	8,900	456,214	(209)	(10,688)	8,691	445,526
Veracyte Inc	(a)		-	-	2,000	55,840	(2,000)	(55,840)	-	-
Viad Corp			59,575	4,021,313	-	-	-	-	59,575	4,021,313
WEX Inc	(a)		14,090	2,951,291	-	-	-	-	14,090	2,951,291

				$55,554,940		$17,730,329		$(16,398,969)		$56,886,300

Energy		3.26%
Adams Resources & Energy Inc			-	-	3,600	137,052	(3,600)	(137,052)	-	-
Apergy Corp	(a)		88,570	2,991,895	-	-	-	-	88,570	2,991,895
Arch Coal Inc Class A			23,119	1,658,557	15,700	1,126,318	(15,700)	(1,126,318)	23,119	1,658,557
Archrock Inc			-	-	5,000	50,200	(5,000)	(50,200)	-	-
Bonanza Creek Energy Inc	(a)		-	-	3,800	88,692	-	-	3,800	88,692
California Resources Corp	(a)(b)		-	-	14,600	131,838	(14,600)	(131,838)	-	-
CONSOL Energy Inc	(a)		-	-	3,900	56,589	(3,900)	(56,589)	-	-
CVR Energy Inc			-	-	9,800	396,214	(9,800)	(396,214)	-	-
Delek US Holdings Inc			-	-	12,300	412,419	-	-	12,300	412,419
Denbury Resources Inc	(a)		-	-	47,400	66,834	(47,400)	(66,834)	-	-
DMC Global Inc	(b)		29,716	1,335,437	-	-	-	-	29,716	1,335,437
Era Group Inc	(a)		-	-	11,000	111,870	(11,000)	(111,870)	-	-
Evolution Petroleum Corp			-	-	49,200	269,124	(49,200)	(269,124)	-	-
Hallador Energy Co			-	-	35,400	105,138	(35,400)	(105,138)	-	-
ION Geophysical Corp	(a)		-	-	7,900	68,572	(7,900)	(68,572)	-	-
Liberty Oilfield Services Inc Class A			-	-	12,300	136,776	-	-	12,300	136,776
Matrix Service Co	(a)		-	-	29,700	679,536	(10,893)	(249,225)	18,807	430,311
NACCO Industries Inc Class A			-	-	3,700	173,271	(3,700)	(173,271)	-	-
NextEra Energy Partners LP			59,968	3,157,315	-	-	-	-	59,968	3,157,315
Patterson-UTI Energy Inc	(b)		-	-	61,500	645,750	(61,500)	(645,750)	-	-
PDC Energy Inc			-	-	5,500	143,935	-	-	5,500	143,935
Profire Energy Inc	(a)(b)		-	-	40,500	58,725	(40,500)	(58,725)	-	-
Talos Energy Inc	(a)		-	-	3,200	96,480	(1,580)	(47,647)	1,620	48,833
TerraForm Power Inc Class A			-	-	19,900	306,261	(19,900)	(306,261)	-	-
Viper Energy Partners LP			91,482	2,255,946	-	-	-	-	91,482	2,255,946
W&T Offshore Inc	(a)		-	-	177,800	988,568	(177,800)	(988,568)	-	-
Warrior Met Coal Inc			-	-	67,600	1,428,388	(54,130)	(1,143,764)	13,470	284,624
Whiting Petroleum Corp	(a)(b)		-	-	38,300	281,122	(38,300)	(281,122)	-	-

				$11,399,150		$7,959,672		$(6,414,082)		$12,944,740

Financial		23.44%
1st Source Corp			-	-	3,200	166,016	-	-	3,200	166,016
ACNB Corp			-	-	3,100	117,242	(3,100)	(117,242)	-	-
AG Mortgage Investment Trust Inc REIT			-	-	22,000	339,240	(22,000)	(339,240)	-	-
American Campus Communities Inc REIT			39,139	1,840,707	-	-	-	-	39,139	1,840,707
American Equity Investment Life Holding Co			-	-	35,100	1,050,543	(15,407)	(461,144)	19,693	589,399
Americold Realty Trust REIT			66,048	2,315,643	-	-	-	-	66,048	2,315,643
Ameris Bancorp			62,549	2,660,834	-	-	-	-	62,549	2,660,834
Anworth Mortgage Asset Corp REIT			-	-	121,100	426,272	(121,100)	(426,272)	-	-
Apollo Commercial Real Estate Finance Inc REIT			-	-	9,600	175,584	(9,600)	(175,584)	-	-
Ares Commercial Real Estate REIT			-	-	10,300	163,152	(10,300)	(163,152)	-	-
ARMOUR Residential REIT Inc			-	-	27,400	489,638	(27,400)	(489,638)	-	-
Assured Guaranty Ltd			-	-	18,600	911,772	(18,600)	(911,772)	-	-
BancFirst Corp			-	-	1,000	62,440	(1,000)	(62,440)	-	-
Bancorp Inc	(a)		-	-	81,400	1,055,758	(81,400)	(1,055,758)	-	-
BancorpSouth Bank			68,151	2,140,623	-	-	-	-	68,151	2,140,623
Bank of Commerce Holdings			-	-	8,700	100,659	(8,700)	(100,659)	-	-
Bank of Marin Bancorp			-	-	3,000	135,150	(3,000)	(135,150)	-	-

			Great-West Loomis Sayles Small Cap Value Fund (Acquiring Fund)		Great-West Invesco Small Cap Value Fund (Target Fund)		Pro Forma Adjustments(e)		Pro Forma Combined
	Tickmark	% OF NET ASSETS	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)
Bank OZK			40,252	1,227,887	-	-	-	-	40,252	1,227,887
Bankwell Financial Group Inc			-	-	7,200	207,648	(7,200)	(207,648)	-	-
Banner Corp			-	-	27,300	1,544,907	(27,300)	(1,544,907)	-	-
BCB Bancorp Inc			-	-	7,800	107,562	(7,800)	(107,562)	-	-
Blackstone Mortgage Trust Inc REIT Class A	(a)		-	-	14,200	528,524	(14,200)	(528,524)	-	-
Boston Private Financial Holdings Inc			-	-	34,900	419,847	-	-	34,900	419,847
Brighthouse Financial Inc	(a)		-	-	20,900	819,907	(20,900)	(819,907)	-	-
Brightsphere Investment Group Inc			-	-	92,800	948,416	(68,448)	(699,543)	24,352	248,873
BRT Apartments Corp REIT			-	-	18,900	320,733	(18,900)	(320,733)	-	-
Bryn Mawr Bank Corp			56,817	2,343,133	-	-	-	-	56,817	2,343,133
C&F Financial Corp			-	-	3,600	199,188	(3,600)	(199,188)	-	-
Carolina Financial Corp			39,814	1,721,159	-	-	-	-	39,814	1,721,159
Cathay General Bancorp			57,020	2,169,611	-	-	-	-	57,020	2,169,611
CenterState Bank Corp			82,673	2,065,172	-	-	-	-	82,673	2,065,172
Central Pacific Financial Corp			-	-	19,300	570,894	(19,300)	(570,894)	-	-
Central Valley Community Bancorp			-	-	18,600	403,062	(18,600)	(403,062)	-	-
Century Bancorp Inc Class A			-	-	5,800	521,768	(5,800)	(521,768)	-	-
Chemung Financial Corp			-	-	2,000	85,000	(2,000)	(85,000)	-	-
CIT Group Inc			-	-	2,600	118,638	(2,600)	(118,638)	-	-
ConnectOne Bancorp Inc			-	-	11,800	303,496	-	-	11,800	303,496
CubeSmart REIT			63,049	1,984,782	-	-	-	-	63,049	1,984,782
Customers Bancorp Inc	(a)		-	-	23,400	557,154	(3,987)	(94,929)	19,413	462,225
CVB Financial Corp			102,434	2,210,526	-	-	-	-	102,434	2,210,526
CyrusOne Inc REIT			26,429	1,729,249	-	-	-	-	26,429	1,729,249
Deluxe Corp			-	-	13,800	688,896	(9,351)	(466,826)	4,449	222,070
DiamondRock Hospitality Co REIT			-	-	47,400	525,192	(47,400)	(525,192)	-	-
Dime Community Bancshares Inc			-	-	30,400	635,056	(10,630)	(222,060)	19,770	412,996
EastGroup Properties Inc REIT			-	-	8,800	1,167,496	(8,800)	(1,167,496)	-	-
Employers Holdings Inc			64,945	2,711,454	-	-	-	-	64,945	2,711,454
Equity Commonwealth REIT			-	-	21,600	709,128	(21,600)	(709,128)	-	-
Essent Group Ltd			-	-	11,000	571,890	(11,000)	(571,890)	-	-
Essential Properties Realty Trust Inc REIT			108,164	2,683,549	-	-	-	-	108,164	2,683,549
Federal Agricultural Mortgage Corp Class C			21,750	1,816,125	14,600	1,219,100	(11,881)	(992,083)	24,469	2,043,142
Financial Institutions Inc			-	-	9,700	311,370	(2,513)	(80,670)	7,187	230,700
First American Financial Corp			50,790	2,962,073	-	-	-	-	50,790	2,962,073
First BanCorp			-	-	131,800	1,395,762	(83,771)	(887,133)	48,029	508,629
First Business Financial Services Inc			-	-	3,600	94,788	-	-	3,600	94,788
First Financial Bancorp			91,035	2,315,930	-	-	-	-	91,035	2,315,930
First Financial Northwest Inc			-	-	14,600	218,124	(14,600)	(218,124)	-	-
First Industrial Realty Trust Inc REIT			-	-	45,900	1,905,309	(45,900)	(1,905,309)	-	-
First of Long Island Corp			-	-	11,900	298,452	-	-	11,900	298,452
Flagstar Bancorp Inc			-	-	44,000	1,683,000	(44,000)	(1,683,000)	-	-
FS Bancorp Inc			-	-	5,600	357,224	(3,795)	(242,077)	1,805	115,147
Getty Realty Corp REIT			-	-	3,300	108,471	(3,300)	(108,471)	-	-
Great Southern Bancorp Inc			-	-	8,400	531,888	(1,356)	(85,868)	7,044	446,020
Hilltop Holdings Inc			-	-	68,100	1,697,733	(54,302)	(1,353,755)	13,798	343,978
Hingham Institution for Savings			-	-	650	136,630	-	-	650	136,630
Home Bancorp Inc			-	-	2,800	109,732	(2,800)	(109,732)	-	-
Home BancShares Inc			125,822	2,473,660	-	-	-	-	125,822	2,473,660
HomeStreet Inc	(a)		-	-	6,200	210,800	-	-	6,200	210,800
IBERIABANK Corp			30,354	2,271,390	-	-	-	-	30,354	2,271,390
Independence Holding Co			-	-	4,700	197,776	(4,700)	(197,776)	-	-
Innovative Industrial Properties Inc REIT	(b)		-	-	1,700	128,979	(1,700)	(128,979)	-	-
International FCStone Inc	(a)		-	-	4,400	214,852	-	-	4,400	214,852
Investors Real Estate Trust REIT			-	-	2,900	210,250	(2,900)	(210,250)	-	-
Investors Title Co			-	-	500	79,600	(500)	(79,600)	-	-
iStar Inc REIT	(b)		-	-	12,100	175,571	(12,100)	(175,571)	-	-
Lakeland Financial Corp			-	-	1,500	73,395	(1,500)	(73,395)	-	-
Luther Burbank Corp			-	-	4,600	53,038	-	-	4,600	53,038
Macatawa Bank Corp			-	-	4,800	53,424	(4,800)	(53,424)	-	-
Marlin Business Services Corp			-	-	2,100	46,158	(2,100)	(46,158)	-	-
Meta Financial Group Inc			55,392	2,022,362	-	-	-	-	55,392	2,022,362
National Retail Properties Inc REIT			32,353	1,734,768	-	-	-	-	32,353	1,734,768
National Storage Affiliates Trust REIT			-	-	41,200	1,385,144	(41,200)	(1,385,144)	-	-
Navient Corp			-	-	63,800	872,784	(36,410)	(498,090)	27,390	374,694
Nelnet Inc Class A			-	-	2,500	145,600	(2,500)	(145,600)	-	-
Newmark Group Inc Class A			-	-	30,100	404,995	(30,100)	(404,995)	-	-
NexPoint Residential Trust Inc REIT			-	-	2,000	90,000	(2,000)	(90,000)	-	-
Northrim BanCorp Inc			-	-	5,400	206,820	(2,256)	(86,396)	3,144	120,424
OceanFirst Financial Corp			79,386	2,027,518	-	-	-	-	79,386	2,027,518
OFG Bancorp			-	-	70,900	1,673,949	(70,900)	(1,673,949)	-	-
Orrstown Financial Services Inc			-	-	2,300	52,026	-	-	2,300	52,026
Outfront Media Inc REIT			72,834	1,953,408	12,800	343,296	(12,800)	(343,296)	72,834	1,953,408
PacWest Bancorp			54,592	2,089,236	-	-	-	-	54,592	2,089,236
PCB Bancorp			-	-	2,800	48,384	(2,800)	(48,384)	-	-
PennyMac Financial Services Inc			-	-	34,000	1,157,360	(34,000)	(1,157,360)	-	-
PennyMac Mortgage Investment Trust REIT			-	-	3,300	73,557	(3,300)	(73,557)	-	-
Piedmont Office Realty Trust Inc REIT Class A			-	-	32,900	731,696	(32,900)	(731,696)	-	-
Pinnacle Financial Partners Inc			34,817	2,228,288	-	-	-	-	34,817	2,228,288
Popular Inc			59,487	3,494,861	14,200	834,250	(14,200)	(834,250)	59,487	3,494,861
ProAssurance Corp			47,606	1,720,481	-	-	-	-	47,606	1,720,481
Prosperity Bancshares Inc			39,465	2,837,139	-	-	-	-	39,465	2,837,139
PS Business Parks Inc REIT			-	-	800	131,896	(800)	(131,896)	-	-
Radian Group Inc			-	-	23,900	601,324	(23,900)	(601,324)	-	-
Regional Management Corp	(a)		-	-	11,700	351,351	(11,700)	(351,351)	-	-
Reinsurance Group of America Inc			18,195	2,966,877	-	-	-	-	18,195	2,966,877
Republic Bancorp Inc Class A			-	-	6,300	294,840	(1,310)	(61,325)	4,990	233,515
Retail Opportunity Investments Corp REIT			117,416	2,073,567	-	-	-	-	117,416	2,073,567
Rexford Industrial Realty Inc REIT			66,397	3,032,351	43,100	1,968,377	(43,100)	(1,968,377)	66,397	3,032,351
Riverview Bancorp Inc			-	-	31,900	261,899	(31,900)	(261,899)	-	-
RMR Group Inc Class A			-	-	900	41,076	(900)	(41,076)	-	-
Ryman Hospitality Properties Inc REIT			26,416	2,289,211	-	-	-	-	26,416	2,289,211
Safeguard Scientifics Inc			-	-	8,400	92,232	(8,400)	(92,232)	-	-
Shore Bancshares Inc			-	-	3,000	52,080	(3,000)	(52,080)	-	-
Signature Bank			16,122	2,202,426	-	-	-	-	16,122	2,202,426
Stifel Financial Corp			42,087	2,552,577	5,100	309,315	-	-	47,187	2,861,892
TCF Financial Corp			60,360	2,824,848	-	-	-	-	60,360	2,824,848
Terreno Realty Corp REIT			-	-	4,300	232,802	(4,300)	(232,802)	-	-
Territorial Bancorp Inc			-	-	1,800	55,692	-	-	1,800	55,692
Third Point Reinsurance Ltd	(a)		-	-	12,800	134,656	-	-	12,800	134,656
Tiptree Inc			-	-	10,800	87,912	(10,800)	(87,912)	-	-
Triumph Bancorp Inc			77,040	2,929,061	-	-	-	-	77,040	2,929,061
Two River Bancorp			-	-	9,000	201,600	(9,000)	(201,600)	-	-
United Community Banks Inc			-	-	17,300	534,224	(17,300)	(534,224)	-	-
Urstadt Biddle Properties Inc REIT Class A			-	-	5,200	129,168	(5,200)	(129,168)	-	-
Virtus Investment Partners Inc			-	-	1,100	133,892	-	-	1,100	133,892
Walker & Dunlop Inc			-	-	7,000	452,760	(7,000)	(452,760)	-	-
West Bancorporation Inc	(b)		-	-	19,900	510,037	(15,996)	(409,973)	3,904	100,064
Wintrust Financial Corp			45,027	3,192,414	-	-	-	-	45,027	3,192,414

				$85,814,900		$43,256,288		$(36,037,039)		$93,034,149

Industrial		11.63%
Advanced Drainage Systems Inc			-	-	6,100	236,924	(6,100)	(236,924)	-	-
Advanced Energy Industries Inc	(a)		38,026	2,707,451	-	-	-	-	38,026	2,707,451
Aerojet Rocketdyne Holdings Inc	(a)		65,094	2,972,192	-	-	-	-	65,094	2,972,192
Alamo Group Inc			23,529	2,954,066	-	-	-	-	23,529	2,954,066
Altra Industrial Motion Corp			58,216	2,108,001	-	-	-	-	58,216	2,108,001
American Woodmark Corp	(a)		16,247	1,697,974	1,700	177,667	(1,700)	(177,667)	16,247	1,697,974
ArcBest Corp			-	-	10,300	284,280	(10,300)	(284,280)	-	-
Arcosa Inc			66,502	2,962,664	-	-	-	-	66,502	2,962,664
Armstrong World Industries Inc			23,192	2,179,352	-	-	-	-	23,192	2,179,352
Atkore International Group Inc	(a)		-	-	18,800	760,648	(18,800)	(760,648)	-	-
Bel Fuse Inc Class B			-	-	8,500	174,250	(8,500)	(174,250)	-	-
Benchmark Electronics Inc			-	-	4,800	164,928	(4,800)	(164,928)	-	-
Builders FirstSource Inc	(a)		-	-	60,200	1,529,682	(60,200)	(1,529,682)	-	-
BWX Technologies Inc			28,751	1,784,862	-	-	-	-	28,751	1,784,862
Clean Harbors Inc	(a)		33,913	2,908,040	-	-	-	-	33,913	2,908,040
Columbus McKinnon Corp			59,897	2,397,677	-	-	-	-	59,897	2,397,677
Comtech Telecommunications Corp			-	-	35,300	1,252,797	(35,300)	(1,252,797)	-	-
Costamare Inc			-	-	20,900	199,177	(20,900)	(199,177)	-	-
Dorian LPG Ltd	(a)		-	-	24,200	374,616	(24,200)	(374,616)	-	-
Fabrinet	(a)		-	-	13,400	868,856	(13,400)	(868,856)	-	-
frontdoor Inc	(a)		19,649	931,756	-	-	-	-	19,649	931,756
General Finance Corp	(a)		-	-	23,500	260,145	(23,500)	(260,145)	-	-
GrafTech International Ltd	(b)		117,435	1,364,595	21,200	246,344	-	-	138,635	1,610,939
Great Lakes Dredge & Dock Corp	(a)		-	-	87,000	985,710	(87,000)	(985,710)	-	-
Haynes International Inc			29,963	1,072,076	-	-	-	-	29,963	1,072,076
John Bean Technologies Corp			13,912	1,567,326	-	-	-	-	13,912	1,567,326
Kadant Inc			24,183	2,547,437	-	-	-	-	24,183	2,547,437
Kimball Electronics Inc	(a)		50,016	877,781	-	-	-	-	50,016	877,781
Kirby Corp	(a)		21,251	1,902,602	-	-	-	-	21,251	1,902,602
LB Foster Co Class A	(a)		-	-	14,200	275,196	(14,200)	(275,196)	-	-
Littelfuse Inc			18,870	3,609,831	-	-	-	-	18,870	3,609,831
MasTec Inc	(a)		-	-	11,700	750,672	(11,700)	(750,672)	-	-
MDU Resources Group Inc			82,257	2,443,856	-	-	-	-	82,257	2,443,856
Myers Industries Inc			-	-	12,100	201,828	(12,100)	(201,828)	-	-
Old Dominion Freight Line Inc			7,968	1,512,167	-	-	-	-	7,968	1,512,167
Powell Industries Inc			-	-	2,200	107,778	(2,200)	(107,778)	-	-
Raven Industries Inc			52,057	1,793,884	-	-	-	-	52,057	1,793,884
Sanmina Corp	(a)		-	-	11,100	380,064	-	-	11,100	380,064
Scorpio Tankers Inc			-	-	4,100	161,294	(4,100)	(161,294)	-	-
SEACOR Holdings Inc	(a)		-	-	19,000	819,850	(16,795)	(724,701)	2,205	95,149
Stoneridge Inc	(a)		-	-	17,900	524,828	(17,900)	(524,828)	-	-
Timken Co			-	-	1,200	67,572	(1,200)	(67,572)	-	-
Tredegar Corp			-	-	4,600	102,810	(4,600)	(102,810)	-	-
TriMas Corp	(a)		-	-	7,100	223,011	(7,100)	(223,011)	-	-
TTM Technologies Inc	(a)		74,729	1,124,671	-	-	-	-	74,729	1,124,671

				$45,420,261		$11,130,927		$(10,409,370)		$46,141,818

Technology		4.58%
ACI Worldwide Inc	(a)		50,204	1,901,979	-	-	-	-	50,204	1,901,979
CACI International Inc Class A	(a)		-	-	750	187,493	(750)	(187,493)	-	-
Cirrus Logic Inc	(a)		-	-	15,100	1,244,391	(15,100)	(1,244,391)	-	-
CSG Systems International Inc			40,744	2,109,724	-	-	-	-	40,744	2,109,724
Diebold Nixdorf Inc	(a)		-	-	37,100	391,776	(37,100)	(391,776)	-	-
Digi International Inc	(a)		91,323	1,618,244	14,100	249,852	(14,100)	(249,852)	91,323	1,618,244
Digital Turbine Inc	(a)		-	-	16,800	119,784	(16,800)	(119,784)	-	-
Diodes Inc	(a)		-	-	4,000	225,480	-	-	4,000	225,480
Donnelley Financial Solutions Inc	(a)		118,788	1,243,710	-	-	-	-	118,788	1,243,710
Genpact Ltd			82,802	3,491,760	-	-	-	-	82,802	3,491,760
Insight Enterprises Inc	(a)		-	-	7,100	499,059	(4,146)	(291,456)	2,954	207,603
Mellanox Technologies Ltd	(a)		7,554	885,178	-	-	-	-	7,554	885,178
NCR Corp	(a)		-	-	13,200	464,112	(13,200)	(464,112)	-	-
NetScout Systems Inc	(a)		-	-	12,900	310,503	(12,900)	(310,503)	-	-
Perspecta Inc			82,940	2,192,934	-	-	-	-	82,940	2,192,934
Progress Software Corp			-	-	1,000	41,550	(1,000)	(41,550)	-	-
Synaptics Inc	(a)		-	-	5,300	348,581	(5,300)	(348,581)	-	-
Tower Semiconductor Ltd	(a)		85,356	2,053,665	-	-	-	-	85,356	2,053,665
Unisys Corp	(a)		-	-	49,800	590,628	(15,920)	(188,813)	33,880	401,815
Verint Systems Inc	(a)		33,208	1,838,395	8,500	470,560	(8,500)	(470,560)	33,208	1,838,395
Xperi Corp			-	-	65,100	1,204,350	(65,100)	(1,204,350)	-	-

				$17,335,589		$6,348,119		$(5,513,221)		$18,170,487

Utilities		2.77%
ALLETE Inc			43,869	3,560,847	600	48,702	-	-	44,469	3,609,549
Black Hills Corp			-	-	9,100	714,714	(9,100)	(714,714)	-	-
Hawaiian Electric Industries Inc			-	-	6,500	304,590	(6,500)	(304,590)	-	-
NorthWestern Corp			37,362	2,677,735	1,700	121,839	-	-	39,062	2,799,574
NRG Energy Inc			56,170	2,232,757	-	-	-	-	56,170	2,232,757
ONE Gas Inc			-	-	1,200	112,284	(1,200)	(112,284)	-	-
Ormat Technologies Inc			-	-	10,800	804,816	(10,800)	(804,816)	-	-
PNM Resources Inc			-	-	6,600	334,686	-	-	6,600	334,686
Portland General Electric Co			-	-	20,800	1,160,432	(16,820)	(938,362)	3,980	222,070
Southwest Gas Holdings Inc			-	-	800	60,776	-	-	800	60,776
Spire Inc			-	-	4,400	366,564	-	-	4,400	366,564
Vistra Energy Corp			59,510	1,368,135	-	-	-	-	59,510	1,368,135

				$9,839,474		$4,029,403		$(2,874,766)		$10,994,111

TOTAL COMMON STOCK (Cost $319,432,767)		75.25%		$283,614,718		$105,082,481		$(90,024,529)		$298,672,670

3

			Great-West Loomis Sayles Small Cap Value Fund (Acquiring Fund)		Great-West Invesco Small Cap Value Fund (Target Fund)		Pro Forma Adjustments(e)		Pro Forma Combined
	Tickmark	% OF NET ASSETS	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)
				$ 85,814,900		$ 43,256,288		$ -		$ 129,071,188
			PRINCIPAL AMOUNT		PRINCIPAL AMOUNT		PRINCIPAL AMOUNT		PRINCIPAL AMOUNT
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes		1.97%
Federal Home Loan Bank 1.17% 01/02/2020			$5,800,000	$5,799,815	$2,000,000	$1,999,936	$-	$-	$7,800,000	$7,799,751

U.S. Treasury Bonds and Notes		0.09%
U.S. Treasury Bills 1.85% 03/12/2020	(c)		$-	$-	$350,000	$348,729	$-	$-	$350,000	$348,729

Repurchase Agreements		1.66%
Undivided interest of 0.90% in a repurchase agreement (principal amount/value $66,115,552 with a maturity value of $66,121,319) with Citigroup Global Markets Inc, 1.57%, dated 12/31/19 to be repurchased at $594,870 on 1/2/20 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 2/13/20 - 9/20/69, with a value of $67,437,863.	(d)				594,870	594,870	-	-	594,870	594,870
Undivided interest of 1.34% in a repurchase agreement (principal amount/value $44,284,997 with a maturity value of $44,288,860) with Scotia Capital (USA) Inc, 1.57%, dated 12/31/19 to be repurchased at $594,870 on 1/2/20 collateralized by various U.S. Government Agency securities, 2.50% - 6.50%, 9/1/24 - 11/1/49, with a value of $45,174,637.	(d)				594,870	594,870	-	-	594,870	594,870
Undivided interest of 1.47% in a repurchase agreement (principal amount/value $66,115,552 with a maturity value of $66,121,319) with Citigroup Global Markets Inc, 1.57%, dated 12/31/19 to be repurchased at $970,060 on 1/2/20 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 2/13/20 - 9/20/69, with a value of $67,437,863.	(d)		970,060	970,060			-	-	970,060	970,060
Undivided interest of 1.76% in a repurchase agreement (principal amount/value $33,751,248 with a maturity value of $33,754,192) with RBC Capital Markets Corp, 1.57%, dated 12/31/19 to be repurchased at $594,870 on 1/2/20 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 6/30/21 - 12/1/49, with a value of $34,426,275.	(d)				594,870	594,870	-	-	594,870	594,870
Undivided interest of 14.11% in a repurchase agreement (principal amount/value $1,448,214 with a maturity value of $1,448,339) with BNP Paribas Securities Corp, 1.55%, dated 12/31/19 to be repurchased at $204,047 on 1/2/20 collateralized by U.S. Treasury securities, 0.00% - 3.88%, 5/15/20 - 11/15/48, with a value of $1,477,178.	(d)		204,047	204,047			-	-	204,047	204,047
Undivided interest of 2.88% in a repurchase agreement (principal amount/value $33,751,248 with a maturity value of $33,754,192) with RBC Capital Markets Corp, 1.57%, dated 12/31/19 to be repurchased at $970,060 on 1/2/20 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 6/30/21 - 12/1/49, with a value of $34,426,275.	(d)		970,060	970,060			-	-	970,060	970,060
Undivided interest of 3.60% in a repurchase agreement (principal amount/value $26,989,456 with a maturity value of $26,991,810) with Bank of Montreal, 1.57%, dated 12/31/19 to be repurchased at $970,060 on 1/2/20 collateralized by various U.S. Government Agency securities, 2.50% - 5.00%, 4/20/49 - 12/1/49, with a value of $27,529,245.	(d)		970,060	970,060			-	-	970,060	970,060
Undivided interest of 3.69% in a repurchase agreement (principal amount/value $16,152,649 with a maturity value of $16,154,085) with Credit Agricole Securities (USA) Inc, 1.60%, dated 12/31/19 to be repurchased at $594,870 on 1/2/20 collateralized by various U.S. Government Agency securities, 3.00% - 5.00%, 11/1/33 - 8/1/49, with a value of $16,475,702.	(d)				594,870	594,870	-	-	594,870	594,870
Undivided interest of 6.01% in a repurchase agreement (principal amount/value $16,152,649 with a maturity value of $16,154,085) with Credit Agricole Securities (USA) Inc, 1.60%, dated 12/31/19 to be repurchased at $970,060 on 1/2/20 collateralized by various U.S. Government Agency securities, 3.00% - 5.00%, 11/1/33 - 8/1/49, with a value of $16,475,702.	(d)		970,060	970,060			-	-	970,060	970,060
Undivided interest of 8.65% in a repurchase agreement (principal amount/value $1,448,214 with a maturity value of $1,448,339) with BNP Paribas Securities Corp, 1.55%, dated 12/31/19 to be repurchased at $125,124 on 1/2/20 collateralized by U.S. Treasury securities, 0.00% - 3.88%, 5/15/20 - 11/15/48, with a value of $1,477,178.	(d)				125,124	125,124	-	-	125,124	125,124

				$4,084,287		$2,504,604		$-		$6,588,891

TOTAL SHORT TERM INVESTMENTS		3.71%
(Cost $14,737,371)				$9,884,102		$4,853,269		$-		$14,737,371

TOTAL INVESTMENTS		78.96%		$293,498,820		$109,935,750		$(90,024,529)		$313,410,041

OTHER ASSETS & LIABILITIES, NET		21.03%		$(3,950,855)		$(2,592,113)		$90,024,529		$83,481,561

TOTAL NET ASSETS		99.99%		$289,547,965		$107,343,637				$396,891,602

TOTAL COST				$233,813,163		$100,356,975		$(81,785,294)		$252,384,844

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2019.
(c)	All or a portion of the security has been pledged as collateral to cover segregation requirements on open futures contracts.
(d)	Collateral received for securities on loan.
(e)	Adjustment to reflect the sale of securities of the Target Fund in connection with the proposed reorganization.

LP - Limited Partnership

REIT - Real Estate Investment Trust

At December 31, 2019, the Fund held the following outstanding exchange traded futures contracts:

Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation
Russell 2000 Mini Long Futures	27	USD	2,255,310	March 2020	$29,550

GREAT-WEST FUNDS, INC.

Statement of Assets and Liabilities

As of December 31, 2019

	Great-West Loomis Sayles Small Cap Value Fund (Acquiring Fund)	Great-West Invesco Small Cap Value Fund (Target Fund)	Pro Forma Adjustments			Pro Forma Combined
ASSETS:
Investments in securities, fair value (including $6,466,531 of securities on loan)(a)	$289,414,533	$107,431,146		$(90,024,530	)(d)	$306,821,149
Repurchase agreements, fair value(b)	4,084,287	2,504,604				6,588,891
Cash	173,591	120,669		90,024,530	(d)	90,318,790
Cash pledged on futures contracts	—	45				45
Dividends receivable	335,103	129,395				464,498
Subscriptions receivable	174,709	60,564				235,273
Variation margin on futures contracts	—	1,690				1,690

Total Assets	294,182,223	110,248,113		0		404,430,336

LIABILITIES:
Payable for director fees	2,807	2,807				5,614
Payable for investments purchased	17,304	—				17,304
Payable for other accrued fees	25,226	26,359				51,585
Payable for shareholder services fees	20,078	2,941				23,019
Payable to investment adviser	179,117	75,627				254,744
Payable upon return of securities loaned	4,084,287	2,504,604				6,588,891
Redemptions payable	305,439	292,138				597,577

Total Liabilities	4,634,258	2,904,476		0		7,538,734

NET ASSETS	$289,547,965	$107,343,637		$0		$396,891,602

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,087,078	$1,180,843	$			$4,267,921
Paid-in capital in excess of par	224,280,676	99,381,152				323,661,828
Undistributed/accumulated earnings	62,180,211	6,781,642				68,961,853

NET ASSETS	$289,547,965	$107,343,637		$0		$396,891,602

NET ASSETS BY CLASS
Investor Class	$65,827,137	$9,365,811		$0		$75,192,948

Institutional Class	$223,720,828	$97,977,826		$0		$321,698,654

CAPITAL STOCK:
Authorized
Investor Class	15,000,000	10,000,000		0		15,000,000
Institutional Class	150,000,000	50,000,000		0		150,000,000

Issued and Outstanding
Investor Class	2,331,890	897,356		(565,577	)(c)	2,663,669
Institutional Class	28,538,887	10,911,071		1,587,444	(c)	41,037,402

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$28.23	$10.44		$0.00		$28.23

Service Class	$7.84	$8.98		$0.00		$7.84

	$229,728,876	$97,852,371		$(81,785,294	)(d)	$245,795,953
	$4,084,287	$2,504,604		$0		$6,588,891

(a)	Cost of investments
(b)	Cost of repurchase agreements
(c)	Adjustment to reflect the transfer of the Target Fund shares into the Acquiring Fund shares in connection with the proposed reorganization.
(d)	Adjustment to reflect the sale of securities of the Target Fund in connection with the proposed reorganization.

GREAT-WEST FUNDS, INC.

Statement of Operations

For the fiscal year ended December 31, 2019

	Great-West Loomis Sayles Small Cap Value Fund (Acquiring Fund)	Great-West Invesco Small Cap Value Fund (Target Fund)	Pro Forma Adjustments			Pro Forma Combined
INVESTMENT INCOME:
Interest	$91,280	$52,070	$			$143,350
Income from securities lending	22,163	41,454				63,617
Dividends	4,003,770	2,353,508
Foreign withholding tax	(4,322)	(4,686)				(9,008)

Total Income	4,112,891	2,442,346		0		197,959

EXPENSES:
Management fees	2,017,581	823,770		(91,994)	(a)	2,749,357
Shareholder services fees – Investor Class	240,010	37,514				277,524
Audit and tax fees	28,643	29,093				57,736
Custodian fees	7,325	8,966				16,291
Director’s fees	14,191	14,191				28,382
Legal fees	9,460	9,461				18,921
Pricing fees	144	1,188				1,332
Registration fees	28,598	27,373				55,971
Shareholder report fees	4,649	0				4,649
Transfer agent fees	7,951	8,490				16,441
Other fees	578	243		(83,438)	(b)	(82,617)

Total Expenses	2,359,130	960,289		(175,432)		3,143,987

Less amount waived by investment adviser	26,985	68,044		(63,302)	(c)	31,727

Net Expenses	2,332,145	892,245		(112,131)		3,112,259

NET INVESTMENT INCOME	1,780,746	1,550,101		112,131		(2,914,300)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/(loss) on investments	8,869,077	(1,929,770)		8,239,236	(d)	15,178,543
Net realized gain on futures contracts	0	489,804				489,804

Net Realized Gain	8,869,077	(1,439,966)		8,239,236		15,668,347

Net change in unrealized appreciation on investments	52,025,399	16,044,314		(8,239,236)	(d)	59,830,477
Net change in unrealized appreciation on futures contracts	0	42,422				42,422

Net Change in Unrealized Appreciation	52,025,399	16,086,736		(8,239,236)		59,872,899

Net Realized and Unrealized Gain	60,894,476	14,646,770		0		75,541,246

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,675,222	$16,196,871		$112,131		$72,626,946

(a)	Adjustment to reflect decreased management fees from 0.80% to 0.71% for the Target Fund as a result of the Reorganization.
(b)

Adjustment to reflect decreased Audit and tax fees, Custodian fees, Director’s fees, Legal fees, Pricing fees, Registration fees, Shareholder report fees, Transfer Agent fees and Other fees from 0.32% to 0.07% for the Investor Class, and from 0.07% to 0.02% for the Institutional Class of the Target Fund as a result of the Reorganization.

(c)	Adjustment to reflect decreased waiver amount from 0.29% to 0.04% for the Investor Class, and from 0.04% to 0.00% for the Institutional Class of the Target Fund as a result of the Reorganization.
(d)	Adjustment to reflect the sale of securities of the Target Fund in connection with the proposed reorganization.

GREAT-WEST FUNDS, INC.

Notes to Pro Forma Financial Statements (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Great-West Invesco Small Cap Value Fund (the “Target Fund”) into the Great-West Small Cap Value Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquiring Fund and the Target Fund are each registered under the Investment Company Act of 1940 (the 1940 Act) as open-end management investment company. The investment objective of the Acquiring Fund is to seek long-term capital growth. The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund and the Target Fund as of December 31, 2019.

Under the terms of the Reorganization, the combination of the Acquiring Fund and the Target Fund (the “Pro Forma Combined Fund” or the “Fund”) will be accounted for as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders will not recognize gains or losses for federal income tax purposes as a result of the reorganization. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund. The Reorganization will be accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The Pro Forma Schedule of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Acquiring Fund, the Target Fund and the Pro Forma Combined Fund as if the reorganization occurred on December 31, 2019. The Pro Forma Statement of Operations is presented for the Acquiring Fund, the Target Fund and the Pro Forma Combined Fund for the period from January 1, 2019 through December 31, 2019 (the “Reporting Period”) as if the reorganization occurred on January 1, 2019.

Following the Reorganization, the Acquiring Fund will be the surviving fund. The surviving fund will have the portfolio management team, portfolio composition, strategies and investment objectives, policies and restrictions of the Acquiring Fund. No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

It is estimated that approximately 84% of each Target Fund’s portfolio will be sold prior to or following the Reorganization. It is estimated that such sales in connection with the Reorganization would have resulted in realized gains of approximately $8,239,236 (approximately $0.19 per share) and brokerage commissions or other transaction costs of approximately $118,792, based on average commission rates normally paid by each Acquiring Fund, if such sales occurred on December 31, 2019.

Security Valuation

The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.

The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

December 31, 2019

For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.

Short Term Investments	Maturity date, credit quality and interest rates.

Futures Contracts	Exchange traded close price.

The Fund classifies valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2019, the Fund’s investments in Common Stock and Futures Contracts are valued using Level 1 inputs. The Fund’s investment in Short Term Investments is valued using Level 2 inputs. More information regarding the Fund’s sector classifications are included in the Schedule of Investments.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

December 31, 2019

Federal Income Taxes and Distributions to Shareholders

The Pro Forma Combined aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2019 were as follows:

Federal tax cost of investments	$334,062,765

Gross unrealized appreciation on investments	85,717,102
Gross unrealized depreciation on investments	(16,315,747)

Net unrealized appreciation on investments	$69,401,355

The accompanying pro forma financial statements and notes to the pro forma financial statements should be read in conjunction with the December 31, 2019 annual report of the Target Fund and Acquiring Fund.

2.	INVESTMENT ADVISORY AGREEMENT & OTHER TRANSACTIONS WITH AFFILIATES

Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.71% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.

The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.74% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2020 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations., if any, is reflected in the Pro Forma Statement of Operations.

Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.

December 31, 2019

PART C

OTHER INFORMATION

Item 15. Indemnification

Registrant’s Articles of Amendment and Restatement provides as follows:

Each director and each officer of Great-West Funds shall be indemnified by Great-West Funds to the full extent permitted by the General Laws of the State of Maryland.

Maryland Code, Corporations and Associations, § 2-418 provides:

(a)(1) In this section the following words have the meanings indicated.

(2) “Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(3) “Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan.

(4) “Expenses” include attorney’s fees.

(5)(i) “Official capacity” means:

(1) When used with respect to a director, the office of director in the corporation; and

(2) When used with respect to a person other than a director as contemplated in subsection (j) of this section, the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

(ii) “Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(6) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i) The act or omission of the director was material to the matter giving rise to the proceeding; and

1. Was committed in bad faith; or

2. Was the result of active and deliberate dishonesty; or

(ii) The director actually received an improper personal benefit in money, property, or services; or

(iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

(ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3)   (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

(ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

(i) For a proceeding brought to enforce indemnification under this section; or

(ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d) Unless limited by the charter:

(1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.

(2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

(i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) of this section shall be limited to expenses.

(3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director’s liability took place.

(e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2) Such determination shall be made:

(i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

(iii) By the stockholders.

(3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (2)(ii) of this subsection for selection of such counsel.

(4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

(i) A written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

(ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2) The undertaking required by paragraph (1)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e)(2) of this section.

(g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h) This section does not limit the corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i) For purposes of this section:

(1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director’s duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director’s duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j) Unless limited by the charter:

(1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d) of this section;

(2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders’ meeting or prior to the meeting.

Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)(1) Articles of Amendment and Restatement dated March  16, 2011 are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No.  2-75503).

(1)(a)(2) Articles of Amendment dated May 1, 2011 and Articles Supplementary dated April 18, 2011 are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No.  2-75503).

(1)(a)(3) Articles of Amendment dated July 1, 2011 and Articles Supplementary dated July 2, 2011 are incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No.  2-75503).

(1)(a)(4) Articles Supplementary dated July 24, 2012 are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503).

(1)(a)(5) Articles Supplementary dated September 12, 2012 are incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No.  2-75503).

(1)(a)(6) Articles of Amendment dated September 24, 2012 are incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503).

(1)(a)(7) Articles Supplementary dated May  1, 2013 are incorporated by reference to Registrant’s Post-Effective Amendment No. 131 filed on April 26, 2013 (File No. 2-75503).

(1)(a)(8) Articles Supplementary January  14, 2013 are incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(1)(a)(9) Articles of Amendment dated September  1, 2013 are incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(1)(a)(10) Articles Supplementary dated December 20, 2013 are incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(1)(a)(11) Articles Supplementary dated May 1, 2015 are incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(1)(a)(12) Articles Supplementary dated June 19, 2015 are incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503).

(1)(a)(13) Articles of Amendment dated April 29, 2016 and Articles Supplementary dated August 28, 2015; December 17, 2015; April 12, 2016 and April 28, 2016 are incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 28, 2016 (File No. 2-75503).

(1)(a)(14) Articles of Amendment dated October 14, 2016; April 10, 2017 and May 1, 2017 and Articles Supplementary dated July 27, 2016 and October 17, 2016 are incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No.  2-75503).

(1)(a)(15) Articles Supplementary dated December 29, 2017 are incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(1)(a)(16) Articles of Amendment dated July  17, 2017; September 29, 2017 and April 27, 2018 and Articles Supplementary dated June 30, 2017 and July 14, 2017 are incorporated by reference to Registrant’s Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(1)(a)(17) Articles Supplementary dated May 17, 2018 are incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(1)(a)(18) Articles of Amendment dated August 24, 2018 and Articles Supplementary dated May 1, 2014 and September 10, 2018 are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No.  2-75503).

(1)(a)(19) Articles Supplementary dated December 3, 2018; December 21, 2018; April 12, 2019 and May 1, 2019 are incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No.  2-75503).

(1)(a)(20) Articles of Amendment dated July 1, 2019; Articles Supplementary dated August 20, 2019; and Articles of Amendment and Articles Supplementary dated October 25, 2019 are incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019 (File No. 2-75503).

(1)(a)(21) Articles Supplementary dated February  26, 2020 and May 1, 2020 are incorporated by reference to Registrant’s Post-Effective Amendment No.170 filed on April 29, 2020 (File No. 2-75503).

(1)(a)(22) Articles of Amendment are filed herewith.

(2) Amended and Restated Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(3) Not Applicable.

(4) Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement.

(5) Not Applicable.

(6)(a)(1) Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No.  2-75503).

(6)(a)(2) Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC dated January 4, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No.  2-75503).

(6)(a)(3) Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC dated April 27, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 151 filed on April 27, 2018 (File No.  2-75503).

(6)(a)(4) Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No.  2-75503).

(6)(a)(5) Amendments to Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC dated August 1, 2017 and August 24, 2018 are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No.  2-75503).

(6)(a)(6) Amendments to Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC dated July 17, 2017 and January 11, 2019 are incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No.  2-75503).

(6)(a)(7) Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC dated October 25, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019 (File No.  2-75503).

(6)(a)(8) Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC dated April 29, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No.170 filed on April 29, 2020 (File No.  2-75503).

(6)(a)(9) Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-14 filed on June 17, 2020 (File No. 2-75503).

(6)(a)(10) Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC is filed herewith.

(6)(b) Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. for the Great-West Multi-Sector Bond Fund and Great-West Loomis Sayles Small Cap Value Fund dated December 5, 2013 is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(6)(c) Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. removing the Great-West Multi-Sector Bond Fund dated August 24, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 58 filed on August 28, 2018 (File No. 2-75503).

(6)(d) Amendment to Sub-Advisory Agreement with Loomis, Sayles  & Co., L.P. for the Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) is filed herewith.

(6)(e) Sub-Advisory Agreement with Hotchkis  & Wiley Capital Management, LLC for the Great-West Small Cap Value Fund is filed herewith.

(7)(a)(1) Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No.  2-75503).

(7)(a)(2) Amendment to Principal Underwriting Agreement dated April 30, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No.  2-75503).

(7)(a)(3) Amendment to Principal Underwriting Agreement dated August 11, 2009 is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).

(7)(a)(4) Amendment to Principal Underwriting Agreement dated December 31, 2010 is incorporated by reference to Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No.  2-75503).

(7)(a)(5) Amendment to Principal Underwriting Agreement dated June 8, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No.  2-75503).

(7)(a)(6) Amendment to Principal Underwriting Agreement dated July 19, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No.  2-75503).

(7)(a)(7) Amendment to Principal Underwriting Agreement dated September 20, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No.  2-75503).

(7)(a)(8) Amendment to Principal Underwriting Agreement dated September 20, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No.  2-75503).

(7)(a)(9) Amendment to Principal Underwriting Agreement dated June 11, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No.  2-75503).

(7)(a)(10) Amendments to Principal Underwriting Agreement dated March 9, 2016 and April 29, 2016 are incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016 (File No.  2-75503).

(7)(a)(11) Amendment to Principal Underwriting Agreement dated January 4, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No.  2-75503).

(7)(a)(12) Amendment to Principal Underwriting Agreement dated January 11, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No.  2-75503).

(7)(a)(13) Amendment to Principal Underwriting Agreement dated October 25, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019 (File No.  2-75503).

(7)(a)(14) Amendment to Principal Underwriting Agreement dated April 21, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No.170 filed on April 29, 2020 (File No. 2-75503).

(7)(a)(15) Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-14 filed on June 17, 2020 (File No. 2-75503).

(8) Not Applicable.

(9) Amended and Restated Custody Agreement with The Bank of New York Mellon dated July 1, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No.  2-75503).

(10)(a) Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-14 filed on June 17, 2020 (File No. 2-75503).

(10)(b)(1) Agreement Pursuant to the Class  L Distribution and Service Plan for certain Funds dated December 31, 2010 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December  30, 2010 (File No.  2-75503).

(10)(b)(2) Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated June 8, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No.  2-75503).

(10)(b)(3) Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated July 19, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No.  2-75503).

(10)(b)(4) Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated September 20, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No.  2-75503).

(10)(b)(5) Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated April 11, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No.  2-75503).

(10)(b)(6) Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated September 20, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No.  2-75503).

(10)(b)(7) Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated June 11, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No.  2-75503).

(10)(b)(8) Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated January 4, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No.  2-75503).

(10)(b)(9) Amendments to Agreement Pursuant to Class L Distribution and Service Plan dated July 14, 2017 and September 10, 2018 are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No.  2-75503).

(10)(b)(10) Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated January 11, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No.  2-75503).

(10)(b)(11) Amendment to Agreement Pursuant to Class L Distribution and Service Plan is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form N-14 filed on June 17, 2020 (File No. 2-75503).

(10)(c) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for certain Funds (Institutional Class, Investor Class, Investor II Class and Class L) dated May 1, 2019 is incorporated by reference to Registrant’s Form N-14 Registration Statement filed on June 14, 2019 (File No. 333-232139).

(11) Legal Opinion is filed herewith.

(12) Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Information Statement/Prospectus is filed herewith.

(13)(a)(1) Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated November 2, 2001 is incorporated by reference to Registrant’s Post-Effective Amendment No. 74 filed on March 1, 2002 (File No.  2-75503).

(13)(a)(2) Global Securities Lending Supplement dated April 29, 2010 and forms of amendments to Securities Lending Agreement and Guaranty are incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No.  2-75503).

(13)(a)(3) Supplement to Securities Lending Agreement and Guaranty dated March 6, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No.  2-75503).

(13)(b)(1) Rule 22c-2 Shareholder Information Agreement with GWFS Equities, Inc. dated April 16, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No.  88 to its Registration Statement filed on May 1, 2007 (File No. 2-75503).

(13)(b)(2) SEC Rule 22c-2 Amendment to Rule 22c-2 Shareholder Information Agreement dated January  1, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(13)(c)(1) Expense Limitation Agreement for certain Great-West Funds regarding expense caps dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017.

(13)(c)(2) Amendment to Expense Limitation Agreement for certain Great-West Funds regarding expense caps dated January 4, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No.  2-75503).

(13)(c)(3) Amendment to Expense Limitation Agreement for certain Great-West Funds regarding expense caps dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No.  2-75503).

(13)(c)(4) Amendment to Expense Limitation Agreement for certain Great-West Funds regarding expense caps dated August 1, 2017 and Fourth Amendment to Expense Limitation for certain Great-West Funds regarding expense caps dated September 10, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(13)(c)(5) Amendment to Expense Limitation Agreement for certain Great-West Funds regarding expense caps dated May 1, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No.  2-75503).

(13)(c)(6) Amendment to Expense Limitation Agreement for certain Great-West Funds regarding expense caps dated January 1, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No.  2-75503).

(13)(d) Shareholder Services Agreement for certain Great-West Funds dated April 29, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).

(14) Written Consent of Deloitte  & Touche LLP, Independent Registered Public Accounting Firm, is filed herewith.

(15) Not Applicable.

(16) Powers of Attorney for Ms. Klapper, Mr. McConahey, Mr. Hillary, Mr. Hudner, and Mr.  Lake are filed herewith.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that an executed opinion of counsel supporting the tax matters discussed in the Information Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of this organization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Greenwood Village and State of Colorado, on the 13th day of July, 2020.

GREAT-WEST FUNDS, INC. (Registrant)
By:	/s/ Jonathan D. Kreider
Jonathan D. Kreider President and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ Gail H. Klapper*	Director	July 13, 2020
Gail H. Klapper*

	/s/ Stephen G. McConahey*	Director	July 13, 2020
Stephen G. McConahey*

	/s/ James A. Hillary*	Director	July 13, 2020
James A. Hillary*

	/s/ R. Timothy Hudner*	Director	July 13, 2020
R. Timothy Hudner*

	/s/ Steven A. Lake*	Director	July 13, 2020
Steven A. Lake*

	/s/ Jonathan D. Kreider	President, Chief Executive Officer & Director	July 13, 2020
Jonathan D. Kreider

	/s/ Mary C. Maiers	Chief Financial Officer & Treasurer (acting Principal Accounting Officer)	July 13, 2020
Mary C. Maiers

*By:	/s/ Ryan L. Logsdon		July 13, 2020
Ryan L. Logsdon (Attorney-in-fact)

*	Powers of Attorney for Ms. Klapper, Mr. McConahey, Mr. Hillary, Mr. Hudner, and Mr. Lake are filed herewith.